UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period :	October 1, 2016 — September 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9 | 30 | 17

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about changes in monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

November 10, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we approach the closing weeks of the year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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Bob is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

How would you describe the global investment environment during the 12-month reporting period ended September 30, 2017?

Although uncertainty caused volatility in global stock markets near the end of the U.S. presidential campaign, the November 2016 win by Donald Trump was followed by a strong rally in the United States, fueled at least in part by investors’ expectations of tax reform, infrastructure spending, and business deregulation. As the U.S. dollar rallied, international stocks lagged initially as investors considered potential negative effects on international trade suggested by Trump’s campaign rhetoric and rising populist sentiment in other countries.

International investors gradually turned their focus to solid economic fundamentals in developed and emerging markets, and global stocks began to gain momentum. Geopolitical concerns subsided during the first half of calendar year 2017 as moderate candidates won elections in France and the Netherlands, and trade policies in the United States remained largely unchanged several months into the Trump presidency. Strong corporate earnings reported in the United States for the first two

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Conservative Fund

quarters also supported equity prices. As the U.S. dollar cooled, bond markets stabilized, and investors expanded their appetites for riskier assets. Emerging-market stocks also provided positive performance.

Through the remainder of the period, equity markets experienced low volatility and positive momentum in the United States and globally, even against a backdrop of increasing tensions with North Korea and a destructive hurricane season. Lack of legislative progress on health care gave way to other administration priorities, with tax reform next on the agenda.

Citing stable economic growth, solid employment, and a proactive stance regarding inflation, the Federal Open Market Committee [FOMC] raised rates a quarter point in December 2016, and again in March and June 2017, arriving at a target rate of 1.25%. For the 12-month period, the yield curve flattened as short-end rates consistently rose, and longer-term rates fell from highs established late in 2016. The Federal Reserve also formally announced its intention of beginning balance sheet reduction in October 2017.

How did Putnam Dynamic Asset Allocation Conservative Fund perform during the 12-month period ended September 30, 2017?

Putnam Dynamic Asset Allocation Conservative Fund delivered positive returns and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, an all fixed-income index. The fund also outperformed its secondary benchmark, the Putnam Conservative Blended Benchmark, which contains both stocks and bonds in similar allocations as the fund. Both dynamic asset allocation decisions, where asset class exposures are adjusted based on the group’s outlook, and active implementation decisions, including security selection, added value over the 12-month period.

What was the fund’s asset allocation strategy during the period, and how did it affect performance?

Our tactical asset allocation approach during the 12-month period, in particular our preference for equities over rate-sensitive fixed income, aided performance. During the period, both U.S. and global equities performed well, and our exposure to smaller-cap U.S. stocks was also rewarded as these slightly outperformed during the period. These returns came largely in response to expectations that the new U.S. administration would promote a tax agenda that favors small companies.

Regarding active implementation or security selection, results were initially mixed during the period but improved steadily. We typically employ a selection strategy that uses quantitative research and analysis to assemble a sector-neutral portfolio of stocks that we believe will outperform the broad U.S. equity market. Throughout the period, U.S. stock selection was rewarded, adding value above and beyond the general rally in stocks. International developed market equity selection, which uses a similar process, also added value. Fixed-income security selection, which focused on securitized debt, primarily mortgages, was also a notable positive contributor.

How did you use derivatives during the period?

We used a variety of derivatives to help mitigate volatility and, in some cases, to seek to enhance fund performance, in line with our preference for equities over rate-sensitive fixed income during the period. Detractors to fund performance included futures contracts used in an effort to manage exposure to equity market risk, to

Dynamic Asset Allocation Conservative Fund 7

hedge interest-rate and prepayment risk, to gain exposure to interest rates, and to equitize cash.

How did fixed-income markets perform during the period ended September 30, 2017?

Investment-grade bonds declined in price during the last few months of 2016, driving rates higher. The bond selloff was due to a number of factors, including anticipation of ongoing rate hikes by the Fed and expectations for rising inflation based on potential policy and spending under the new Trump administration. Longer-term bond prices stabilized during the second half of the reporting period, however, as markets mostly priced in Fed rate hikes in December 2016 and in March and June of 2017. Ultimately, the Bloomberg Barclays U.S. Aggregate Bond Index, a proxy for investment-grade bonds, was up just 0.07% for the period. High-yield bonds, in contrast, performed well during the period as measured by the JPMorgan Developed High Yield Index, which gained 9.65% as investors showed greater comfort with risk and the spread of high-yield bonds above U.S. Treasuries narrowed.

What is your outlook for the coming months?

We expect to add value from active implementation and security selection, given that asset allocations were generally close to benchmark at the end of the period. This view is based on what we perceive as a complicated global economic picture. Within dynamic allocation, we expect to remain tactical in our approach across various markets.

Within the U.S. equity market, we believe it will likely take some time for the crosscurrents of domestic political and economic forces to sort themselves out, making flexibility important. We see strong but competing forces within both equity and credit markets, where stretched valuations and tighter spreads are balanced by continued momentum within each asset class. In rate-sensitive fixed income, we believe the long-term trend is for rates to increase, though global demand for U.S. rates dampens the near-term impact. We expect to see some improvement in commodities performance. Our quantitative model is bullish, and in our

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

view, macroeconomic data suggest the global economy is firing on all cylinders, which is supportive of commodity prices.

Within security selection, we continue to pursue opportunities in both equities and fixed income. Within fixed income, we continue to focus on less-rate-sensitive sectors such as mortgages. The Fed is signaling a rate increase in December 2017, which would be the fourth in 13 months if it occurs. With the Fed also appearing, in our view, to be committed to a measured unwinding of its $4 trillion balance sheet, and other central banks hinting at eventual hikes, we believe that rates could move gradually higher.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had maintained a stable dividend since July 2014 for Class A shares. During the current fiscal year, the fund reduced its monthly dividend for Class A shares on two occasions due to decreased levels of income in the portfolio. Effective November 2016, the fund’s monthly income distribution rate per class A shares was reduced from $0.016 to $0.014. Effective February 2017, the rate was further reduced from $0.014 to $0.012. Between June 2017 and the end of the fiscal year, however, the dividend increased per class A from $0.012 to $0.015. Similar changes were also made to other share classes in all instances.

In November 2017, the fund’s income distribution rate per class A share will rise from $0.015 to $0.016. This increase is made possible due to a higher level of income in the portfolio. Similar increases will be made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	5.94%	62.70%	4.99%	34.49%	6.10%	15.41%	4.89%	6.82%
After sales charge	5.67	53.34	4.37	26.75	4.86	8.78	2.84	0.67
Class B (2/18/94)
Before CDSC	5.67	53.87	4.40	29.69	5.34	12.98	4.15	6.17
After CDSC	5.67	53.87	4.40	27.69	5.01	10.08	3.25	1.17
Class C (9/1/94)
Before CDSC	5.14	51.12	4.22	29.71	5.34	13.01	4.16	6.12
After CDSC	5.14	51.12	4.22	29.71	5.34	13.01	4.16	5.12
Class M (2/7/95)
Before sales charge	5.40	55.03	4.48	31.22	5.58	13.78	4.40	6.34
After sales charge	5.24	49.61	4.11	26.62	4.83	9.80	3.16	2.62
Class P (8/31/16)
Net asset value	6.22	67.72	5.31	36.47	6.42	16.49	5.22	7.31
Class R (1/21/03)
Net asset value	5.76	59.94	4.81	32.78	5.83	14.57	4.64	6.57
Class R5 (7/2/12)
Net asset value	6.22	67.97	5.32	36.67	6.45	16.59	5.25	7.17
Class R6 (7/2/12)
Net asset value	6.24	68.62	5.36	37.18	6.53	16.83	5.32	7.36
Class Y (7/14/94)
Net asset value	6.21	67.45	5.29	36.25	6.38	16.31	5.16	7.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Conservative Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	5.35%	51.96%	4.27%	10.76%	2.06%	8.36%	2.71%	0.07%
Putnam Conservative
Blended Benchmark*	—†	69.85	5.44	31.69	5.66	16.06	5.09	5.92
Lipper Mixed-Asset Target
Allocation Conservative	5.61	49.41	4.03	25.57	4.62	11.97	3.83	6.15
Funds category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/17, there were 356, 311, 286, 206, and 11 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,387 and $15,112, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,961. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $16,772, $15,994, $16,797, $16,862, and $16,745, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/17

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	ClassR5	ClassR6	Class Y
Number	12		12	12	12		12	12	12	12	12
Income	$0.166		$0.088	$0.090	$0.112		$0.207	$0.140	$0.193	$0.202	$0.190
Capital gains
Long-term gains	0.056		0.056	0.056	0.056		0.056	0.056	0.056	0.056	0.056
Short-term gains	—		—	—	—		—	—	—	—	—
Total	$0.222		$0.144	$0.146	$0.168		$0.263	$0.196	$0.249	$0.258	$0.246
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/16	$10.32	$10.95	$10.23	$10.19	$10.20	$10.57	$10.35	$10.60	$10.35	$10.35	$10.35
9/30/17	10.79	11.45	10.71	10.66	10.67	11.06	10.83	11.09	10.83	10.84	10.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/16	1.04%*	1.79%*	1.79%*	1.54%*	0.63%†	1.29%*	0.74%	0.67%	0.79%*
Annualized expense ratio for the
six-month period ended 9/30/17‡	0.99%	1.74%	1.74%	1.49%	0.60%	1.24%	0.71%	0.64%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class P shares.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/17 to 9/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.07	$8.90	$8.90	$7.63	$3.08	$6.35	$3.64	$3.28	$3.80
Ending value (after expenses)	$1,044.70	$1,041.10	$1,041.40	$1,042.70	$1,047.60	$1,043.20	$1,046.80	$1,047.30	$1,046.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/17, use the following calculation method. To find the value of your investment on 4/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.01	$8.80	$8.80	$7.54	$3.04	$6.28	$3.60	$3.24	$3.75
Ending value (after expenses)	$1,020.10	$1,016.34	$1,016.34	$1,017.60	$1,022.06	$1,018.85	$1,021.51	$1,021.86	$1,021.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Conservative Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

14 Dynamic Asset Allocation Conservative Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Dynamic Asset Allocation Conservative Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2017, Putnam employees had approximately $509,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Conservative Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Conservative Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

18 Dynamic Asset Allocation Conservative Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016.

These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least January 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships

Dynamic Asset Allocation Conservative Fund 19

with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended

20 Dynamic Asset Allocation Conservative Fund

December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	1st
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 364, 325 and 292 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed

Dynamic Asset Allocation Conservative Fund 21

your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Asset Allocation Conservative Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent of the underlying funds, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2017

24 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/17

COMMON STOCKS (39.0%)*	Shares	Value
Basic materials (1.4%)
Anglo American PLC (United Kingdom)	16,946	$304,169
Asahi Kasei Corp. (Japan)	40,000	492,847
BASF SE (Germany)	15,350	1,633,521
Cabot Corp.	3,800	212,040
Celanese Corp. Ser. A	1,800	187,686
CIMIC Group, Ltd. (Australia)	24,974	868,980
Covestro AG (Germany)	3,898	335,163
Evonik Industries AG (Germany)	29,341	1,047,974
Fortescue Metals Group, Ltd. (Australia)	66,093	267,601
Hitachi Chemical Co., Ltd. (Japan)	11,500	315,462
Hitachi Metals, Ltd. (Japan)	4,000	55,695
HOCHTIEF AG (Germany)	5,540	934,688
Kajima Corp. (Japan)	23,000	228,666
Kuraray Co., Ltd. (Japan)	17,400	325,649
Mitsubishi Chemical Holdings Corp. (Japan)	52,700	502,684
Mitsubishi Gas Chemical Co., Inc. (Japan)	10,100	236,927
Mitsubishi Materials Corp. (Japan)	2,700	93,373
Mondi PLC (South Africa)	2,520	67,705
Newmont Mining Corp.	22,900	858,979
Packaging Corp. of America	10,300	1,181,204
Reliance Steel & Aluminum Co.	5,300	403,701
Rio Tinto PLC (United Kingdom)	7,833	364,534
Sherwin-Williams Co. (The)	5,922	2,120,313
Shin-Etsu Chemical Co., Ltd. (Japan)	2,600	232,686
Sonoco Products Co.	210	10,595
Steel Dynamics, Inc.	36,300	1,251,261
Taisei Corp. (Japan)	8,600	451,258
Timken Co. (The)	9,400	456,370
UPM-Kymmene OYJ (Finland)	20,124	545,380
voestalpine AG (Austria)	4,495	229,214
		16,216,325
Capital goods (2.5%)
ACS Actividades de Construccion y Servicios SA (Spain)	22,386	829,591
Allison Transmission Holdings, Inc. S	42,600	1,598,778
Avery Dennison Corp.	8,892	874,439
BAE Systems PLC (United Kingdom)	7,976	67,494
Berry Plastics Group, Inc. †	233	13,199
BWX Technologies, Inc.	9,078	508,550
CAE, Inc. (Canada)	1,356	23,724
Canon, Inc. (Japan)	100	3,418
Carlisle Cos., Inc.	5,200	521,508
Crane Co.	2,200	175,978
Crown Holdings, Inc. †	33,700	2,012,564
Cummins, Inc.	14,200	2,386,026
Dassault Aviation SA (France)	43	69,547
General Dynamics Corp.	304	62,496
HD Supply Holdings, Inc. †	16,500	595,155
HEICO Corp.	66	5,927

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (39.0%)* cont.	Shares	Value
Capital goods cont.
Hitachi, Ltd. (Japan)	101,000	$712,447
Honeywell International, Inc.	654	92,698
Huntington Ingalls Industries, Inc.	4,145	938,594
Jacobs Engineering Group, Inc.	11,800	687,586
JTEKT Corp (Japan)	13,400	185,809
L3 Technologies, Inc.	17,017	3,206,513
Northrop Grumman Corp.	10,546	3,034,295
Oshkosh Corp.	9,100	751,114
Parker Hannifin Corp.	9,600	1,680,192
Quanta Services, Inc. †	25,600	956,672
Raytheon Co.	16,177	3,018,305
Republic Services, Inc.	355	23,451
Safran SA (France)	814	83,161
Sandvik AB (Sweden)	33,158	571,977
Spirit AeroSystems Holdings, Inc. Class A	12,100	940,412
Thales SA (France)	606	68,601
Waste Management, Inc.	16,288	1,274,862
WESCO International, Inc. †	3,600	209,700
		28,184,783
Communication services (1.2%)
ACC Claims Holdings, LLC Class A (Units) F	102,750	617
AT&T, Inc.	899	35,214
BCE, Inc. (Canada)	1,419	66,483
Cable One, Inc.	300	216,636
Deutsche Telekom AG (Germany)	1,702	31,753
Eutelsat Communications SA (France)	2,835	83,968
I-CABLE Communications, Ltd. (Hong Kong) †	75,196	2,457
Juniper Networks, Inc.	60,236	1,676,368
KDDI Corp. (Japan)	13,100	345,606
Nippon Telegraph & Telephone Corp. (Japan)	25,400	1,164,876
PCCW, Ltd. (Hong Kong)	49,000	26,551
Proximus SADP (Belgium)	778	26,809
Shaw Communications, Inc. (Canada)	274	6,307
Sky PLC (United Kingdom)	83,831	1,027,851
Telstra Corp., Ltd. (Australia)	298,036	817,400
Verizon Communications, Inc.	151,290	7,487,342
		13,016,238
Conglomerates (0.3%)
Bouygues SA (France)	22,137	1,050,474
Danaher Corp.	17,702	1,518,478
Marubeni Corp. (Japan)	146,000	997,880
		3,566,832
Consumer cyclicals (5.2%)
Adecco Group AG (Switzerland)	13,037	1,015,118
Amazon.com, Inc. †	5	4,807
Aramark	19,769	802,819
Aristocrat Leisure, Ltd. (Australia)	27,226	450,327
Automatic Data Processing, Inc.	769	84,067
Berkeley Group Holdings PLC (The) (United Kingdom)	1,113	55,436

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Booz Allen Hamilton Holding Corp.	14,200	$530,938
Bridgestone Corp. (Japan)	1,600	72,659
Canadian Tire Corp., Ltd. (Canada)	531	66,107
Carnival PLC (United Kingdom)	15,286	971,520
Carter’s, Inc.	3,300	325,875
CBS Corp. Class B (non-voting shares)	1,342	77,836
Christian Dior SE (France)	240	76,857
Clorox Co. (The)	11,700	1,543,347
Dai Nippon Printing Co., Ltd. (Japan)	15,000	359,423
Daimler AG (Registered Shares) (Germany)	351	27,990
Discovery Communications, Inc. Class A † S	97,900	2,084,291
Dolby Laboratories, Inc. Class A	3,800	218,576
Ecolab, Inc.	162	20,835
Electrolux AB Ser. B (Sweden)	26,928	914,472
Euronet Worldwide, Inc. †	2,027	192,139
Ferrari NV (Italy)	95	10,498
Fiat Chrysler Automobiles NV (Italy) †	50,176	899,034
Ford Motor Co.	12,700	152,019
GEDI Gruppo Editoriale SpA (Italy) †	1,737	1,540
Harvey Norman Holdings, Ltd. (Australia) S	118,147	360,784
Hasbro, Inc.	12,967	1,266,487
Home Depot, Inc. (The)	12,201	1,995,595
Hyatt Hotels Corp. Class A †	3,700	228,623
Industrivarden AB Class A (Sweden)	37,388	997,944
International Game Technology PLC	5,900	144,845
Interpublic Group of Cos., Inc. (The)	6,600	137,214
ISS A/S (Denmark)	7,566	304,263
John Wiley & Sons, Inc. Class A	3,215	172,003
KAR Auction Services, Inc.	9,200	439,208
Kimberly-Clark Corp.	22,609	2,660,627
Kingfisher PLC (United Kingdom)	194,189	776,736
Lagardere SCA (France)	3,817	127,783
Lear Corp.	6,364	1,101,481
Liberty SiriusXM Group Class A †	12,200	511,180
Lowe’s Cos., Inc.	62,742	5,015,595
LSC Communications, Inc.	5,900	97,409
LVMH Moet Hennessy Louis Vuitton SA (France)	122	33,662
Marks & Spencer Group PLC (United Kingdom)	198,645	940,695
Marriott International, Inc./MD Class A	40	4,410
Masco Corp.	26,100	1,018,161
Mazda Motor Corp. (Japan)	7,900	121,167
METRO AG (Germany)	903	10,633
Michaels Cos., Inc. (The) †	17,300	371,431
MSC Industrial Direct Co., Inc. Class A	4,400	332,508
Namco Bandai Holdings, Inc. (Japan)	6,500	223,043
News Corp. Class A	22,500	298,350
News Corp. Class B	313	4,272
NVR, Inc. †	272	776,560
Owens Corning	11,800	912,730

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (39.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Peugeot SA (France)	40,385	$961,781
Priceline Group, Inc. (The) †	11	20,139
PVH Corp.	12,900	1,626,174
Ralph Lauren Corp.	30,200	2,666,358
Randstad Holding NV (Netherlands)	4,267	263,959
Renault SA (France)	4,219	414,423
Ross Stores, Inc.	27,777	1,793,561
RR Donnelley & Sons Co.	9,066	93,380
RTL Group SA (Belgium)	3,576	270,664
Scotts Miracle-Gro Co. (The) Class A	6,409	623,852
ServiceMaster Global Holdings, Inc. †	7,763	362,765
Square, Inc. Class A † S	83,000	2,391,230
Suzuki Motor Corp. (Japan)	3,000	157,502
TABCORP Holdings, Ltd. (Australia)	152,768	512,967
Taylor Wimpey PLC (United Kingdom)	402,601	1,054,693
TJX Cos., Inc. (The)	51,186	3,773,944
Toppan Printing Co., Ltd. (Japan)	44,000	436,742
Toro Co. (The)	5,300	328,918
TransUnion †	14,400	680,544
TUI AG (Germany)	9,028	153,155
Twenty-First Century Fox, Inc.	517	13,638
Valeo SA (France)	7,315	542,771
Vantiv, Inc. Class A † S	5,918	417,041
Visteon Corp. †	5,100	631,227
Wal-Mart Stores, Inc.	34,000	2,656,760
Walt Disney Co. (The)	40,515	3,993,564
World Fuel Services Corp.	168	5,697
Yamada Denki Co., Ltd. (Japan)	2,600	14,210
Yue Yuen Industrial Holdings, Ltd. (Hong Kong)	44,000	167,752
		59,373,340
Consumer staples (3.8%)
Altria Group, Inc.	15,588	988,591
Associated British Foods PLC (United Kingdom)	8,582	367,191
Beiersdorf AG (Germany)	1,028	110,601
Bunge, Ltd.	13,500	937,710
Campbell Soup Co. S	20,900	978,538
Carlsberg A/S Class B (Denmark)	637	69,707
Coca-Cola Amatil, Ltd. (Australia)	117,849	715,926
Coca-Cola HBC AG (Switzerland)	2,269	76,772
ConAgra Foods, Inc.	31,693	1,069,322
CVS Health Corp.	813	66,113
Darden Restaurants, Inc.	13,600	1,071,408
Diageo PLC (United Kingdom)	792	26,033
Distribuidora Internacional de Alimentacion SA (Spain)	23,732	138,421
Dr. Pepper Snapple Group, Inc.	5,800	513,126
Energizer Holdings, Inc. S	6,900	317,745
Graham Holdings Co. Class B	8	4,681
Heineken Holding NV (Netherlands)	11,161	1,048,700
Henkel AG & Co. KGaA (Preference) (Germany)	528	71,859

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.0%)* cont.	Shares	Value
Consumer staples cont.
Hershey Co. (The)	13,584	$1,482,965
Ingredion, Inc.	6,300	760,032
ITOCHU Corp. (Japan)	69,300	1,135,502
J Sainsbury PLC (United Kingdom)	294,267	938,082
J.M. Smucker Co. (The)	356	37,355
Kao Corp. (Japan)	19,700	1,161,571
Lamb Weston Holdings, Inc.	12,000	562,680
Liberty Interactive Corp. †	3,600	207,180
Loblaw Cos., Ltd. (Canada)	1,151	62,820
ManpowerGroup, Inc.	6,600	777,612
McDonald’s Corp.	35,761	5,602,953
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	1,500	66,416
Metro Wholesale & Food Specialist AG (Germany) †	903	19,088
Nestle SA (Switzerland)	8,995	753,338
NH Foods, Ltd. (Japan)	2,000	55,027
PepsiCo, Inc.	42,864	4,776,336
Pinnacle Foods, Inc.	11,003	629,042
Pool Corp.	1,477	159,767
Procter & Gamble Co. (The)	10,197	927,723
Spectrum Brands Holdings, Inc. S	3,000	317,760
Swedish Match AB (Sweden)	8,352	292,964
Sysco Corp.	37,926	2,046,108
Tate & Lyle PLC (United Kingdom)	111,346	967,585
Toyota Tsusho Corp. (Japan)	19,600	644,471
Tyson Foods, Inc. Class A	38,100	2,684,145
Ulta Beauty, Inc. †	5,042	1,139,795
Unilever NV ADR (Netherlands)	4,846	286,604
US Foods Holding Corp. †	106	2,830
Walgreens Boots Alliance, Inc.	35,948	2,775,905
Watsco, Inc. S	4,900	789,243
WH Group, Ltd. (Hong Kong)	625,500	666,019
WM Morrison Supermarkets PLC (United Kingdom)	303,638	952,494
Yum! Brands, Inc.	14,300	1,052,623
		43,306,479
Energy (2.0%)
Baker Hughes a GE Co.	32,168	1,177,992
Caltex Australia, Ltd. (Australia)	10,591	267,472
Cimarex Energy Co.	14,600	1,659,582
Exxon Mobil Corp.	51,947	4,258,615
Halcon Resources Corp. †	2,658	18,074
Marathon Petroleum Corp.	932	52,267
Milagro Oil & Gas, Inc. (Units) F	42	3,402
Nabors Industries, Ltd.	15,400	124,278
Nine Point Energy	448	6,164
OMV AG (Austria)	635	36,992
ONEOK, Inc.	38,300	2,122,203
Parsley Energy, Inc. Class A †	83,100	2,188,854
Phillips 66	276	25,284
QEP Resources, Inc. †	11,400	97,698

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (39.0%)* cont.	Shares	Value
Energy cont.
Repsol SA (Spain)	67,945	$1,251,943
Rowan Cos. PLC Class A †	12,400	159,340
Royal Dutch Shell PLC Class B (United Kingdom)	19,897	611,759
SandRidge Energy, Inc. †	1,404	28,206
Superior Energy Services, Inc. †	9,700	103,596
Tervita Corp. Class A (Canada)	59	449
Total SA (France)	32,841	1,763,938
Valero Energy Corp.	44,400	3,415,692
Vestas Wind Systems A/S (Denmark)	4,427	397,261
Williams Cos., Inc. (The)	80,600	2,418,806
Woodside Petroleum, Ltd. (Australia)	2,546	58,353
		22,248,220
Financials (7.6%)
3i Group PLC (United Kingdom)	120,390	1,472,875
Aflac, Inc.	23,415	1,905,747
AGNC Investment Corp. R	33,302	721,987
Allianz SE (Germany)	7,588	1,703,521
Allstate Corp. (The)	22,349	2,054,097
Ally Financial, Inc.	38,500	934,010
American Financial Group, Inc.	2,400	248,280
American Homes 4 Rent R	613	13,308
Ameriprise Financial, Inc.	12,700	1,886,077
Annaly Capital Management, Inc. R	67,319	820,619
Apartment Investment & Management Co. Class A R	9,900	434,214
Apple Hospitality REIT, Inc. R	15,064	284,860
Aspen Insurance Holdings, Ltd.	2,935	118,574
Assured Guaranty, Ltd.	10,297	388,712
AXA SA (France)	40,109	1,213,090
Baloise Holding AG (Switzerland)	438	69,295
Banco Santander SA (Spain)	88,629	618,762
Bank Leumi Le-Israel BM (Israel)	2,880	15,277
Bank of Montreal (Canada)	1,068	80,826
Barratt Developments PLC (United Kingdom)	73,106	601,976
Berkshire Hathaway, Inc. Class B †	328	60,129
BNP Paribas SA (France)	12,750	1,028,475
BOC Hong Kong Holdings, Ltd. (Hong Kong)	7,500	36,490
Brandywine Realty Trust R	13,819	241,694
Brixmor Property Group, Inc. R	24,200	454,960
Broadridge Financial Solutions, Inc.	115	9,294
Camden Property Trust R	7,240	662,098
Cheung Kong Property Holdings, Ltd. (Hong Kong)	124,500	1,035,498
Chimera Investment Corp. R	16,077	304,177
Citigroup, Inc.	117,400	8,539,676
CME Group, Inc.	450	61,056
Colony NorthStar, Inc. Class A R	37,300	468,488
CoreLogic, Inc. †	4,344	200,780
Corporate Office Properties Trust R	322	10,571
Credit Agricole SA (France)	30,832	560,453
Daiwa Securities Group, Inc. (Japan)	20,000	113,402

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.0%)* cont.	Shares	Value
Financials cont.
DGB Financial Group, Inc. (South Korea)	23,652	$217,173
Discover Financial Services	21,200	1,366,976
DNB ASA (Norway)	30,085	606,271
Duke Realty Corp. R	21,000	605,220
E*Trade Financial Corp. †	47,600	2,075,836
East West Bancorp, Inc.	7,000	418,460
Empire State Realty Trust, Inc. Class A R	235	4,827
EPR Properties R	304	21,201
Equity Commonwealth † R	6,474	196,810
Equity Lifestyle Properties, Inc. R	3,200	272,256
Equity Residential Trust R	20,051	1,321,962
First Hawaiian, Inc.	17,200	520,988
Forest City Realty Trust, Inc. Class A R	18,000	459,180
Gaming and Leisure Properties, Inc. R	6,581	242,773
Goldman Sachs Group, Inc. (The)	24,300	5,763,717
Hartford Financial Services Group, Inc. (The)	27,500	1,524,325
HCP, Inc. R	32,900	915,607
Highwoods Properties, Inc. R	8,161	425,106
HSBC Holdings PLC (United Kingdom)	24,687	243,837
Industrial Bank of Korea (South Korea)	41,897	527,035
Intercontinental Exchange, Inc.	116	7,969
Investor AB Class B (Sweden)	361	17,831
Japan Post Bank Co., Ltd. (Japan)	4,800	59,343
JPMorgan Chase & Co.	104,140	9,946,412
Kerry Properties, Ltd. (Hong Kong)	89,500	371,578
Lamar Advertising Co. Class A R	247	16,927
Legal & General Group PLC (United Kingdom)	20,732	72,202
Liberty Property Trust R	8,297	340,675
Lincoln National Corp.	13,600	999,328
Lloyds Banking Group PLC (United Kingdom)	84,838	76,997
Mapfre SA (Spain)	68,656	223,472
MFA Financial, Inc. R	21,198	185,694
Mid-America Apartment Communities, Inc. R	1,600	171,008
Mitsubishi UFJ Financial Group, Inc. (Japan)	216,762	1,408,476
Mizuho Financial Group, Inc. (Japan)	696,825	1,221,933
Morgan Stanley	20,100	968,217
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	4,849	1,036,744
National Bank of Canada (Canada)	751	36,143
New World Development Co., Ltd. (Hong Kong)	366,000	526,937
NN Group NV (Netherlands)	23,278	974,210
Nomura Holdings, Inc. (Japan)	110,900	621,384
Nomura Real Estate Holdings, Inc. (Japan)	8,500	181,698
Nordea Bank AB (Sweden)	5,788	78,453
ORIX Corp. (Japan)	68,200	1,100,935
Outfront Media, Inc. R	8,500	214,030
Park Hotels & Resorts, Inc. R	19,293	531,715
Partners Group Holding AG (Switzerland)	90	61,063
Persimmon PLC (United Kingdom)	29,790	1,030,698

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (39.0%)* cont.	Shares	Value
Financials cont.
PNC Financial Services Group, Inc. (The)	767	$103,369
Popular, Inc. (Puerto Rico)	12,613	453,311
Prudential Financial, Inc.	21,800	2,317,776
Quality Care Properties, Inc. † R	10,277	159,294
Raymond James Financial, Inc.	2,800	236,124
Reinsurance Group of America, Inc.	3,310	461,844
Resona Holdings, Inc. (Japan)	188,100	966,618
Retail Properties of America, Inc. Class A R	827	10,859
Senior Housing Properties Trust R	7,900	154,445
Societe Generale SA (France)	17,568	1,028,526
Spirit Realty Capital, Inc. R	60,787	520,945
Starwood Property Trust, Inc. R	19,141	415,743
Sumitomo Mitsui Financial Group, Inc. (Japan)	33,793	1,299,937
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,500	271,014
Sun Hung Kai Properties, Ltd. (Hong Kong)	27,000	440,672
SunTrust Banks, Inc.	23,098	1,380,567
Swiss Life Holding AG (Switzerland)	167	58,826
Swiss Re AG (Switzerland)	12,610	1,142,042
TCF Financial Corp.	16,500	281,160
Travelers Cos., Inc. (The)	6,020	737,570
Two Harbors Investment Corp. R	25,562	257,665
U.S. Bancorp	782	41,907
United Overseas Bank, Ltd. (Singapore)	4,100	71,052
Unum Group	14,500	741,385
Validus Holdings, Ltd.	5,500	270,655
VEREIT, Inc. R	72,300	599,367
Voya Financial, Inc.	13,668	545,217
Wharf Holdings, Ltd. (The) (Hong Kong)	24,000	213,903
Wheelock and Co., Ltd. (Hong Kong)	81,000	569,698
WP Carey, Inc. R	2,600	175,214
		85,511,685
Health care (5.1%)
Alfresa Holdings Corp. (Japan)	3,200	58,676
AmerisourceBergen Corp.	22,300	1,845,325
AstraZeneca PLC (United Kingdom)	2,234	148,331
Baxter International, Inc.	27,275	1,711,506
Bayer AG (Germany)	11,491	1,565,914
Bio-Rad Laboratories, Inc. Class A †	76	16,889
Bruker Corp.	6,600	196,350
C.R. Bard, Inc.	4,900	1,570,450
Celgene Corp. †	39,300	5,730,726
Charles River Laboratories International, Inc. †	4,876	526,706
Eli Lilly & Co.	34,800	2,976,792
Fresenius SE & Co. KGaA (Germany)	68	5,485
Gilead Sciences, Inc.	85,900	6,959,618
GlaxoSmithKline PLC (United Kingdom)	77,920	1,554,183
Hologic, Inc. †	6,300	231,147
Humana, Inc.	385	93,798
Johnson & Johnson	70,782	9,202,368

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.0%)* cont.	Shares	Value
Health care cont.
McKesson Corp.	19,200	$2,949,312
Medipal Holdings Corp. (Japan)	16,000	278,063
Merck & Co., Inc.	54,554	3,493,093
Mitsubishi Tanabe Pharma Corp. (Japan)	21,700	498,812
Novartis AG (Switzerland)	18,856	1,614,254
Pfizer, Inc.	3,828	136,660
Premier, Inc. Class A †	6,100	198,677
Roche Holding AG (Switzerland)	8,186	2,089,719
Sanofi (France)	18,213	1,808,395
Shionogi & Co., Ltd. (Japan)	15,000	820,585
Taro Pharmaceutical Industries, Ltd. (Israel) † S	723	81,475
Thermo Fisher Scientific, Inc.	41	7,757
UnitedHealth Group, Inc.	38,039	7,449,938
WellCare Health Plans, Inc. †	5,737	985,272
Zoetis, Inc.	1,279	81,549
		56,887,825
Technology (7.2%)
Adobe Systems, Inc. †	6,218	927,601
Agilent Technologies, Inc.	22,500	1,444,500
Alphabet, Inc. Class A †	13,840	13,476,285
Amadeus IT Holding SA Class A (Spain)	20,156	1,309,993
Amdocs, Ltd.	17,890	1,150,685
Apple, Inc.	90,635	13,968,666
Applied Materials, Inc.	106,734	5,559,774
AtoS SE (France)	7,853	1,218,192
CDK Global, Inc.	411	25,930
Check Point Software Technologies, Ltd. (Israel) †	65	7,411
Citrix Systems, Inc. †	17,800	1,367,396
CommerceHub, Inc. Ser. C †	335	7,152
Corning, Inc.	671	20,076
Dell Technologies, Inc. Class V †	12,302	949,837
DST Systems, Inc.	3,800	208,544
Dun & Bradstreet Corp. (The)	6,000	698,460
DXC Technology Co.	20,600	1,769,128
eBay, Inc. †	43,305	1,665,511
F5 Networks, Inc. †	7,674	925,177
Facebook, Inc. Class A †	17,600	3,007,312
Fidelity National Information Services, Inc.	645	60,237
Fiserv, Inc. †	327	42,170
FLIR Systems, Inc.	9,600	373,536
Fortinet, Inc. †	26,200	939,008
FUJIFILM Holdings Corp. (Japan)	1,700	66,279
Fujitsu, Ltd. (Japan)	14,000	104,311
Genpact, Ltd.	377	10,839
Harris Corp.	353	46,483
Hoya Corp. (Japan)	7,900	428,484
HP, Inc.	140,600	2,806,376
Intuit, Inc.	16,298	2,316,598
Koninklijke Philips NV (Netherlands)	1,437	59,325

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (39.0%)* cont.	Shares	Value
Technology cont.
Maxim Integrated Products, Inc.	23,900	$1,140,269
Microsoft Corp.	180,862	13,472,410
Mixi, Inc. (Japan)	1,400	67,704
NCR Corp. †	11,900	446,488
NetApp, Inc.	901	39,428
Open Text Corp. (Canada)	1,351	43,591
Otsuka Corp. (Japan)	3,800	244,185
Paychex, Inc.	623	37,355
Samsung Electronics Co., Ltd. (South Korea)	400	899,083
Synopsys, Inc. †	10,254	825,755
Teradyne, Inc.	21,200	790,548
Texas Instruments, Inc.	50,944	4,566,620
Tokyo Electron, Ltd. (Japan)	100	15,416
VMware, Inc. Class A † S	11,400	1,244,766
Xerox Corp.	6,600	219,714
		81,014,608
Transportation (1.3%)
ANA Holdings, Inc. (Japan)	15,000	568,802
Central Japan Railway Co. (Japan)	5,600	982,403
Delta Air Lines, Inc.	52,000	2,507,440
Deutsche Lufthansa AG (Germany)	3,847	106,895
Deutsche Post AG (Germany)	30,835	1,372,659
easyJet PLC (United Kingdom)	6,291	102,592
Fraport AG Frankfurt Airport Services Worldwide (Germany)	457	43,394
International Consolidated Airlines Group SA (Spain)	21,747	173,237
Japan Airlines Co., Ltd. (Japan)	2,700	91,394
Landstar System, Inc.	3,417	340,504
Norfolk Southern Corp.	16,219	2,144,801
Qantas Airways, Ltd. (Australia)	156,126	716,304
Royal Mail PLC (United Kingdom)	98,376	506,467
Union Pacific Corp.	37,000	4,290,890
Yangzijiang Shipbuilding Holdings, Ltd. (China)	151,200	159,601
		14,107,383
Utilities and power (1.4%)
American Electric Power Co., Inc.	24,624	1,729,590
AusNet Services (Units) (Australia)	41,071	54,656
CenterPoint Energy, Inc.	27,700	809,117
Centrica PLC (United Kingdom)	354,272	887,734
Edison International	2,601	200,719
Endesa SA (Spain)	20,966	472,673
Enel SpA (Italy)	249,703	1,503,657
ENGIE SA (France)	5,540	94,091
ENI SpA (Italy)	5,735	94,895
Entergy Corp.	36,500	2,787,140
Exelon Corp.	37,000	1,393,790
FirstEnergy Corp.	45,600	1,405,848
Gas Natural SDG SA (Spain)	2,902	64,242
Great Plains Energy, Inc.	1,517	45,965
Iberdrola SA (Spain)	19,740	153,329

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (39.0%)* cont.	Shares	Value
Utilities and power cont.
Innogy SE (Germany)	4,561	$202,985
Kinder Morgan, Inc.	3,104	59,535
NiSource, Inc.	34,600	885,414
PG&E Corp.	840	57,196
PPL Corp.	10,400	394,680
Southern Co. (The)	352	17,297
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,412
Tohoku Electric Power Co., Inc. (Japan)	18,900	240,514
UGI Corp.	35,750	1,675,245
Vectren Corp.	3,900	256,503
		15,489,227
Total common stocks (cost $365,622,487)		$438,922,945

	Principal
CORPORATE BONDS AND NOTES (25.1%)*	amount	Value
Basic materials (1.4%)
A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$85,000	$88,188
Agrium, Inc. sr. unsec. unsub. notes 5.25%, 1/15/45 (Canada)	120,000	137,513
AK Steel Corp. company guaranty sr. unsec. notes
6.375%, 10/15/25	55,000	54,313
Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	120,000	131,100
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	20,000	21,675
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	45,000	45,900
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	35,000	40,250
ArcelorMittal SA sr. unsec. unsub. notes 7.50%, 10/15/39 (France)	60,000	72,000
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	100,000	106,500
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	150,000	159,150
Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	110,000	133,650
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	135,525
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	205,000	215,506
Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	149,000	170,233
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	80,000	84,600
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	115,000	120,175
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	290,000	298,700
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	620,000	669,067
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	212,502
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	100,000	92,750

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Basic materials cont.
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	$70,000	$72,625
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	105,000	116,288
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	75,000	79,781
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	180,000	176,850
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,975
CSTN Merger Sub, Inc. 144A company guaranty sr. notes
6.75%, 8/15/24	100,000	99,750
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	788,966
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	315,000	330,018
E. I. du Pont de Nemours & Co. sr. unsec. unsub. FRN BBA LIBOR
USD 3 Month + 0.53%, 1.841%, 5/1/20	410,000	413,458
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	432,000	444,245
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	99,000	101,723
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	120,000	124,575
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	90,000	98,100
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	10,000	9,847
Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)	50,000	52,125
GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	175,000	197,750
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	755,000	799,734
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	511,000	518,844
Grinding Media, Inc./Moly-Cop Altasteel, Ltd. 144A sr. sub. notes
7.375%, 12/15/23	35,000	37,975
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	79,000	83,641
INVISTA Finance, LLC 144A company guaranty sr. notes
4.25%, 10/15/19	130,000	133,900
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	50,000	56,000
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	100,000	114,250
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	60,000	64,350
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	85,000	87,581
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	55,000	58,369
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	125,000	130,000
Methanex Corp. sr. unsec. unsub. notes 5.65%, 12/1/44 (Canada)	300,000	295,696
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	33,000	33,237
Monsanto Company sr. unsec. sub. notes 5.50%, 8/15/25	640,000	729,205

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Basic materials cont.
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	$55,000	$57,063
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	35,000	36,663
Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	135,000	145,233
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	120,000	121,200
NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	65,000	65,813
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	90,000	91,350
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	75,000	77,813
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	242,223
Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	10,000	11,400
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	120,000	129,300
Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	15,000	16,350
Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	50,000	58,625
Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	20,000	21,525
Sealed Air Corp. 144A sr. unsec. bonds 5.50%, 9/15/25	15,000	16,500
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	458,164
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	210,000	211,414
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	110,138
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	35,000	37,363
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	64,200
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,160
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25	600,000	600,751
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	45,000	47,574
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	40,508
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	17,213
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	130,000	132,925
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	75,000	77,156
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	45,000	46,125
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	150,000	161,625
United States Steel Corp. sr. unsec. notes 6.875%, 8/15/25	45,000	46,013

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Basic materials cont.
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	$230,000	$240,926
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	125,000	130,469
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	70,000	74,900
Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)	75,000	78,000
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	75,460
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,070,000	1,068,628
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	575,000	805,638
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	243,187
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	360,684
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	145,000	159,319
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	90,200
		15,742,953
Capital goods (1.0%)
Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	195,000	203,775
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	25,000	25,188
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	72,000	78,930
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	200,000	219,250
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	41,858
Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	25,000	26,063
Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	24,000	25,050
Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	85,000	88,825
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	201,092
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	170,000	182,325
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	154,350
CD&R Waterworks Merger Sub, LLC 144A sr. unsec. notes
6.125%, 8/15/25	15,000	15,394
Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6.00%, 10/15/17 (Luxembourg)	525,000	525,753
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	35,000	41,125
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	576,416
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	155,000	158,875

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Capital goods cont.
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	$260,000	$256,407
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	159,708
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	140,000	145,250
Honeywell International, Inc. sr. unsec. unsub. notes
5.375%, 3/1/41	255,000	313,524
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	150,000	160,316
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	432,613
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	610,215
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	150,000	155,630
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	326,000	420,795
Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	185,000	212,519
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	205,000	209,613
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	178,000	195,941
Medtronic, Inc. company guaranty sr. unsec. sub. notes
3.50%, 3/15/25	190,000	198,153
Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	110,000	114,675
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	174,900
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	30,000	31,200
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	228,151
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN BBA LIBOR USD
3 Month + 3.50%, 4.804%, 7/15/21	345,000	351,900
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	95,000	101,175
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	740,000	766,498
Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25	25,000	25,875
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	284,000	298,200
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	50,000	51,250
TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	290,000	307,400
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	41,200
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	155,000	158,779
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	59,885
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,620,000	1,614,767

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Capital goods cont.
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	$40,000	$40,750
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	110,000	111,925
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	175,000	183,969
		10,697,452
Communication services (2.2%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,069,636
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	735,000	759,991
AT&T, Inc. sr. unsec. unsub. bonds 5.15%, 2/14/50	895,000	899,359
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	360,000	378,725
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	545,279
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	2,060,000	2,120,315
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	568,000	560,276
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	30,000	33,263
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	53,000	54,590
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	50,000	51,813
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	130,000	137,638
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	20,000	20,970
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	65,000	67,681
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	50,000	50,579
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	13,000	13,565
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	113,000	114,978
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	95,000	96,663
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	980,000	1,150,204
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	337,000	360,258
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A company guaranty
sr. bonds 5.375%, 5/1/47	158,000	164,141
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	462,020
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95%, 8/15/37	539,000	751,509
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	108,684
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45%, 3/15/37	300,000	401,097
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	835,000	858,858

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	$250,000	$249,861
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	45,000	48,094
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	334,616
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	556,694
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	190,000	210,331
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	58,720
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	457,798
Crown Castle Towers, LLC 144A company guaranty sr. notes
6.113%, 1/15/20	410,000	438,082
Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	115,000	121,816
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	204,273
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	146,000	161,148
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	305,000	351,894
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	239,391
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	75,000	78,609
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	35,000	29,663
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	120,000	104,100
Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	14,000	10,675
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	17,000	16,108
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,300
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	260,000	263,900
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	34,000	21,930
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	135,000	187,725
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	585,000	632,337
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	970,000	1,043,879
Orange SA sr. unsec. unsub. notes 4.125%, 9/14/21 (France)	201,000	214,578
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	20,568
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	431,901
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	92,000	103,040
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	29,498
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	39,000	41,893
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	226,200

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Communication services cont.
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	$214,000	$237,808
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	590,000	598,850
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	197,000	207,343
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	360,695
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	21,075
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	60,000	64,668
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	31,066
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836%, 4/28/23	2,000	2,110
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	93,000	96,720
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	478,243
Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	300,000	326,250
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	932,000	902,336
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	775,495
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	1,110,000	1,158,189
Verizon Communications, Inc. sr. unsec. unsub. notes
2.946%, 3/15/22	406,000	412,879
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	139,320
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	495,000	514,652
West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	110,000	111,100
Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	114,000	80,655
		24,645,168
Conglomerates (0.5%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	231,000	242,164
General Electric Co. sr. unsec. bonds 4.50%, 3/11/44	1,890,000	2,115,691
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,945,000	2,952,392
		5,310,247
Consumer cyclicals (3.0%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	300,000	368,300
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,048,000	1,587,261
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	300,000	303,057

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Consumer cyclicals cont.
Amazon.com, Inc. sr. unsec. notes 1.20%, 11/29/17	$517,000	$516,909
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,233,747
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	90,000	88,875
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	95,000	93,694
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	23,000	23,173
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	40,000	39,300
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	80,000	85,200
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	180,000	187,704
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	720,739
Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	52,000	18,720
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	42,775
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	32,738
Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	88,000	90,090
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	125,000	130,725
CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	25,000	27,313
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	191,000	180,576
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	580,000	590,103
CBS Corp. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	243,000	247,235
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	55,000	58,713
CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22	40,000	41,355
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	41,050
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	17,170
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	59,000	58,410
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	190,000	195,700
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	275,000	270,188
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	155,000	155,000
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	150,000	161,250
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	60,000	63,900

Dynamic Asset Allocation Conservative Fund 43

		Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.		amount	Value
Consumer cyclicals cont.
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23		$445,000	$454,790
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26		1,390,000	1,335,576
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		70,000	75,775
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95%, 8/15/20		350,000	382,430
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26		297,000	323,071
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26		1,440,000	1,496,990
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		60,000	63,300
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		1,239,000	1,241,240
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3.25%, 5/15/18		80,000	80,716
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25		200,000	206,497
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25		95,000	96,888
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		57,000	60,206
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		40,000	43,650
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		110,000	113,300
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	70,000	58,122
Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$360,000	437,791
GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		130,000	138,775
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		60,000	62,475
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,000,000	1,050,000
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23		105,000	135,374
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41		300,000	395,315
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		475,000	482,550
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R		147,000	163,621
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R		658,000	716,044
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		160,000	163,200
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		675,000	736,490
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23		80,000	81,121
iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		54,000	40,770
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		940,000	1,008,150
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		200,000	218,500

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Consumer cyclicals cont.
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	$180,000	$188,775
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	35,000	37,713
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	45,000	43,763
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	27,000	27,810
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	40,000	42,100
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	787,000	784,012
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	60,000	63,450
Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	110,000	115,225
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	50,000	51,750
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	145,000	151,750
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	25,000	26,109
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	75,000	76,875
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	50,000	55,125
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	65,000	70,038
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	50,625
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	315,000	312,874
Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	109,000	109,409
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	40,000	24,400
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	60,000	28,200
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	125,000	129,375
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	62,475
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	25,000	25,688
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	75,000	77,719
O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	90,000	93,940
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	310,000	310,721
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	892,167
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	41,900

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Consumer cyclicals cont.
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	$52,000	$54,210
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	77,813
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	54,728
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	56,856
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	46,350
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	40,000	31,192
Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	570,000	587,033
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	115,000	140,909
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	223,532
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	124,274
Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	226,000	232,780
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	130,000	131,138
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	382,507
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	550,000	529,014
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	55,000	56,997
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	320,000	354,400
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	110,000	116,738
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	210,000	215,513
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	58,000	62,423
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	805,000	822,106
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	140,000	143,500
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	175,000	178,063
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	37,275
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,120
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	32,138
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	127,536
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	844,425
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	88,425
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	20,000	20,525

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Consumer cyclicals cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	$38,000	$39,568
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	875,000	875,204
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	463,000	437,290
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	15,225
Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55%, 7/13/18	525,000	525,296
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	486,000	488,328
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	96,300
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	40,000	41,600
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	116,006
Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	70,000	74,406
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5.00%, 10/25/40	120,000	142,571
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4.875%, 7/8/40	655,000	773,854
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	120,000	122,354
Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	50,000	53,790
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	150,000	151,500
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	80,000	82,600
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	70,021
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	375,000	376,324
Wyndham Worldwide Corp. sr. unsec. unsub. notes 5.625%, 3/1/21	330,000	350,732
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	90,000	91,687
		34,127,861
Consumer staples (2.1%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	18,000	18,567
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	75,000	76,125
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada) ##	55,000	55,825
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	215,000	219,838
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	90,000	90,315
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	128,000	136,095
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85%, 8/9/22	1,045,000	1,065,056
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20	1,285,000	1,304,850

Dynamic Asset Allocation Conservative Fund 47

		Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.		amount	Value
Consumer staples cont.
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46		$3,006,000	$3,395,481
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26		1,648,000	1,704,876
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21		780,000	792,668
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.25%, 1/17/18		191,000	190,887
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22		500,000	504,154
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		40,000	42,200
Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24		200,000	214,000
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,215,000	1,251,450
BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		190,000	204,488
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		110,000	119,075
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		85,000	88,188
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		155,000	164,494
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		340,000	322,304
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26		265,000	271,044
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22		482,000	527,164
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18		525,000	527,346
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		46,709	52,702
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		241,964	257,258
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		50,000	50,750
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22		135,000	169,236
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	100,000	119,956
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$385,000	382,924
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		300,000	394,603
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		363,000	419,777
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		80,000	48,800
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		170,000	172,975
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		285,000	288,206
High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25		100,000	95,250
Kellogg Co. sr. unsec. unsub. notes 3.25%, 4/1/26		850,000	849,479
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		80,000	84,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		80,000	84,300

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	$60,000	$61,800
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN BBA LIBOR
USD 3 Month + 0.82%, 2.129%, 8/10/22	730,000	729,973
Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	375,000	481,769
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	350,000	434,616
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	832,000	873,600
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	26,063
McDonald’s Corp. sr. unsec. unsub. notes 6.30%, 10/15/37	300,000	387,417
McDonald’s Corp. sr. unsec. unsub. notes 5.70%, 2/1/39	270,000	329,092
Molson Coors Brewing Co. 144A company guaranty sr. unsec.
unsub. notes 1.90%, 3/15/19	970,000	968,619
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,125,000	1,184,669
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	405,000	384,263
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	30,000	30,975
Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	165,000	127,463
Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	42,000	36,645
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	70,000	67,988
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	55,000	54,816
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	400,000	413,291
		23,350,465
Energy (2.3%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	195,000	210,600
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	185,000	199,351
Andeavor Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	50,000	53,563
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	20,000	20,850
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	43,000	44,129
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	78,733
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	45,000	47,126
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	192,000	194,746
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	60,000	64,350
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	445,000	444,771
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	715,000	714,306

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	$325,000	$327,689
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	370,000	370,152
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	60,000	57,675
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	65,000	40,625
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	70,000	45,500
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	195,000	197,407
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	365,000	420,207
Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	370,000	366,848
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	230,000	247,538
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	450,000	463,500
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	20,000	18,450
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	83,000	89,433
Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	40,000	39,600
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	45,000	45,450
Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	35,000	35,350
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	820,000	818,840
Chevron Corp. sr. unsec. unsub. notes 1.104%, 12/5/17	517,000	516,752
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	813,000	816,617
ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05%, 12/15/17	525,000	524,601
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	80,000	72,600
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	50,000	48,250
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	25,000	25,406
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	65,000	65,163
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	70,000	72,538
DCP Midstream Operating LP company guaranty sr. unsec. notes
3.875%, 3/15/23	88,000	86,240
DCP Midstream Operating LP company guaranty sr. unsec. notes
2.70%, 4/1/19	180,000	179,100
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	60,000	36,000

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Energy cont.
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	$79,000	$77,124
Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	129,000	130,526
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	160,000	166,800
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	45,000	45,900
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	145,000	155,875
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	147,000	122,378
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	65,000	50,619
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	30,000	30,300
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	555,000	555,098
FTS International, Inc. 144A company guaranty sr. sub. FRN BBA
LIBOR USD 3 Month + 7.50%, 8.82%, 6/15/20	30,000	30,488
Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	25,000	30,125
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	140,000	163,805
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	160,000	167,800
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7.25%, 10/15/25	195,000	196,706
Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	95,000	98,325
Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	45,000	45,338
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	208,000
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	150,413
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	45,000	38,588
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	35,000	30,538
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	35,000	34,169
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	515,000	549,622
MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	320,000	325,817
Murphy Oil Corp. sr. unsec. unsub. notes 5.75%, 8/15/25	75,000	77,243
Murray Energy Corp. 144A notes 11.25%, 4/15/21	85,000	50,681
Nabors Industries, Inc. company guaranty sr. unsec. unsub. notes
4.625%, 9/15/21	315,000	309,015
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	85,400
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	30,000	31,538
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	115,000	102,063
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	25,375
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	70,000	71,225

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Energy cont.
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	$870,000	$924,633
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	209,933
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	465,000	511,965
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	381,000	457,676
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	513,000	593,349
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,436,000	2,603,475
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	108,000	116,100
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	270,000	81,945
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	270,000	251,100
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	150,000	152,625
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	900,000	961,156
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	150,000	155,550
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	887,000	885,492
Precision Drilling Corp. company guaranty sr. unsec. notes 7.75%,
12/15/23 (Canada)	95,000	97,019
Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	5,000	4,600
Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	175,000	182,000
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	25,150
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	30,000	29,175
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	20,000	19,550
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	355,000	357,861
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	133,497
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	352,000	375,436
SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	75,000	73,500
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	45,000	45,900
SESI, LLC 144A company guaranty sr. unsec. notes 7.75%, 9/15/24	40,000	41,400
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	75,000	75,563
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	35,000	36,925
Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	62,000	64,790

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Energy cont.
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	$15,000	$2
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	54,000	5
Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	85,000	85,956
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	140,852
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	78,000	78,780
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	40,000	37,700
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	60,000
SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	20,000	20,150
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	75,000	75,188
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	565,000	560,586
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	197,665
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	488,000	499,538
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	40,000	40,650
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	65,000	67,681
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.125%, 2/1/25	30,000	30,900
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	419,738
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	126,000	130,028
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	25,000	25,750
Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	40,000	44,000
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	40,000	51,700
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	4,000	4,870
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	385,000	404,677
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	330,000	340,954
Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	208,000	217,687
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	30,000	33,638
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	77,000	83,738
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	142,000	146,793
		25,523,541
Financials (8.3%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	608,982
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	450,000	449,366
AIG Life Holdings, Inc. company guaranty jr. unsec. sub. bonds
8.125%, 3/15/46	480,000	640,800
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,145,000	1,145,777
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	50,000	51,500

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Financials cont.
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	$45,000	$47,578
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	167,687
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	27,015
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	498,732
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	30,000	32,063
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	150,000	152,438
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	515,000	566,084
American Express Co. sr. unsec. notes 7.00%, 3/19/18	396,000	405,871
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	314,738
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,413,992
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	755,000	750,410
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	226,000
AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	310,000	317,363
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	291,975
Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	390,000	389,028
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	331,406
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	28,266
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,307,814
Bank of America Corp. sr. unsec. unsub. notes 2.00%, 1/11/18	827,000	827,913
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	290,000	289,167
Bank of America Corp. unsec. sub. FRN BBA LIBOR USD 3 Month
+ 0.76%, 2.08%, 9/15/26	100,000	93,994
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,077,294
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	283,124
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	786,320
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	509,000	511,086
Bank of Nova Scotia (The) sr. unsec. unsub. notes 1.375%,
12/18/17 (Canada)	525,000	524,942
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	860,000	859,657
Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	224,000	277,407

54 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Financials cont.
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	$46,000	$46,857
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	164,731
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	246,492
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	215,582
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	924,889
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	152,376
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	312,424
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	405,000	456,004
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	133,588
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	132,000	144,698
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 3/15/23	43,000	44,554
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	245,760
CIT Group, Inc. sr. unsec. notes 3.875%, 2/19/19	24,000	24,450
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	77,670
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	170,000	183,974
CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	15,000	15,675
Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	416,000	449,800
Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	65,000	67,681
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	405,000	407,696
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	894,096
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	2,690,000	2,761,530
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	299,360
Citigroup, Inc. unsec. sub. notes 5.50%, 9/13/25	340,000	381,603
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	990,000	991,310
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	205,000	218,838
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	625,000	757,719
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	1,000,792
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,135,000	1,140,667
Commonwealth Bank of Australia/New York, NY sr. unsec. bonds
Ser. GMTN, 1.625%, 3/12/18	325,000	325,035
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	30,000	31,725
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	162,000	164,430
Credit Agricole SA 144A unsec. sub. notes 4.375%, 3/17/25 (France)	200,000	207,713
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	239,906
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	870,000	906,206
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,281,981
DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	65,000	36,075

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Financials cont.
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	$207,000	$221,181
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	90,000	93,038
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	196,121
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	95,325
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	371,608
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. bonds 4.418%, 11/15/35 (Ireland)	1,529,000	1,662,631
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,080,000	1,086,069
Goldman Sachs Group, Inc. (The) sr. unsec. notes 7.50%, 2/15/19	1,105,000	1,186,423
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	2,079,087
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,885,118
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	622,030
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2.375%, 1/22/18	319,000	319,751
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	160,000	176,826
HCP, Inc. sr. unsec. notes 4.25%, 11/15/23 R	335,000	355,531
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	225,000	226,828
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	35,000	35,969
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	305,601
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	125,000	198,673
HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	302,000	341,605
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	159,707
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	10,000	10,025
HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	77,000	80,176
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	540,000	543,136
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	68,575
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	65,000	67,763
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	30,000	30,959
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	57,000	58,710
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	1,365,000	1,554,485
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	4,000	3,913
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	49,342

56 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Financials cont.
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	$40,000	$41,400
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	45,000	45,675
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	455,000	474,338
JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	1,335,000	1,333,989
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,657,643
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	515,000	536,981
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	618,000	621,308
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	250,000	270,833
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	525,000	585,184
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	227,000	286,588
Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97	135,000	190,779
Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	292,000	341,639
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	445,273
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	110,000	125,950
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	150,322
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	415,495
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	830,000	907,662
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	795,000	793,752
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	515,900
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	210,000	227,236
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	702,500	700,690
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	40,000	43,343
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. 144A sr. unsec. bonds 4.50%, 1/15/28 R	40,000	40,352
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	370,000	392,214
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	442,145
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,503,553
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	725,000	733,310
National Australia Bank, Ltd. 144A sr. unsec. FRN BBA LIBOR USD
3 Month + 0.69%, 2.007%, 12/9/19 (Australia)	1,200,000	1,209,423
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	434,828
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	865,000	864,125
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	125,000	127,500

Dynamic Asset Allocation Conservative Fund 57

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	$290,000	$279,407
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Sweden)	650,000	645,754
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	1,129,000	1,433,226
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	55,000	57,063
OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	45,000	46,969
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	745,000	758,757
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	480,000	479,088
Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	267,000	289,428
Protective Life Global Funding 144A notes 2.262%, 4/8/20	445,000	445,055
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	125,000	131,250
Prudential Financial, Inc. jr. unsec. sub. FRN 8.875%, 6/15/38	320,000	335,360
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	141,000	154,155
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	157,000	166,750
Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	120,000	130,458
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	629,715
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,145,000	1,149,999
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.20%,
7/27/18 (Canada)	525,000	527,706
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	471,104
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	214,686
Royal Bank of Scotland Group PLC unsec. sub. notes 4.70%, 7/3/18
(United Kingdom)	505,000	513,903
Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	400,000	429,374
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	448,896
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	565,843
Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	50,000	50,727
Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	50,000	50,114
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,865,000	3,885,620
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	205,000	231,650
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	40,000	41,640
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	900,000	896,831
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	444,870
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	140,000	141,400

58 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Financials cont.
TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	$17,000	$15,725
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	819,000	815,510
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	530,000	529,522
UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	589,000	646,430
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	433,000	454,231
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 3.00%, 4/15/21 (Switzerland)	1,760,000	1,779,584
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	106,969
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	240,000	251,986
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	140,000	150,325
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)	1,887,000	1,938,893
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	938,000	1,015,385
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	317,419
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,130,000	1,145,861
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.00%, 11/15/17	500,000	502,650
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	84,665
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,135,000	2,142,302
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	790,000	778,134
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	170,000	178,096
		94,095,797
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 2.90%, 11/6/22	525,000	531,763
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	590,000	597,070
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	165,000	159,431
Allergan Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	154,000	166,612
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	228,000	236,417
Allergan Funding SCS company guaranty sr. unsec. notes 2.35%,
3/12/18 (Luxembourg)	385,000	386,122
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	65,000	65,813
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	500,000	518,543
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	145,000	139,563
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	99,000	131,664
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	1,026,000	1,076,380
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	881,000	890,770

Dynamic Asset Allocation Conservative Fund 59

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Health care cont.
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	$705,000	$741,010
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	55,000	50,325
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	90,000	97,313
Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	30,000	31,125
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	65,000	67,844
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	55,000	54,038
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	255,000	200,175
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	25,000	24,344
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	60,000	54,150
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	372,883
Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	60,000	10,200
Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	20,000	15,550
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	240,000	198,000
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	40,000	32,600
Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	25,000	26,094
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	200,000	215,500
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	160,000	174,200
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	455,000	471,494
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	170,000	181,050
HCA, Inc. company guaranty sr. sub. notes 3.75%, 3/15/19	90,000	91,800
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	16,065
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	62,775
Johnson & Johnson sr. unsec. notes 5.15%, 7/15/18	329,000	338,277
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	55,000	61,188
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	36,100
Merck & Co., Inc. sr. unsec. unsub. notes 1.30%, 5/18/18	453,000	452,743
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	51,530
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	19,700
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	680,000	679,151
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	180,000	188,692
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	73,000	71,540
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	905,000	904,518

60 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Health care cont.
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	$955,000	$996,272
Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	54,000	55,485
Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	284,000	301,750
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	643,000	634,023
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	538,000	534,652
Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	40,000	41,600
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	60,000	63,943
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	65,000	66,138
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	465,000	428,589
UnitedHealth Group, Inc. sr. unsec. notes 6.00%, 2/15/18	235,000	238,793
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.625%, 11/15/41	345,000	384,740
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	555,933
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	539,582
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	130,000	113,913
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	118,000	104,283
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	4,000	3,740
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	25,000	21,938
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	85,000	84,894
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	115,000	122,773
Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	40,000	42,300
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	55,000	57,888
		16,285,351
Technology (1.6%)
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,527,353
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	288,281
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,970,000	1,984,517
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	380,323
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	457,071
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	553,000	555,839
Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	97,000	81,965
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	667,000	686,990
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	737,000	814,257
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	144,000	184,944

Dynamic Asset Allocation Conservative Fund 61

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	$774,000	$847,065
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	20,000	20,908
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	76,000	84,660
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	140,000	149,492
First Data Corp. 144A notes 5.75%, 1/15/24	80,000	83,700
First Data Corp. 144A sr. notes 5.375%, 8/15/23	60,000	62,760
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	661,719
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	245,000	261,440
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	220,000	223,916
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	150,000	155,531
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	22,000	22,633
Intel Corp. sr. unsec. unsub. notes 1.35%, 12/15/17	525,000	525,073
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	175,000	178,500
Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	50,000	51,223
Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24	65,000	68,413
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,050,000	1,087,173
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	750,000	724,920
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	475,000	495,007
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,360,544
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	384,838
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	990,000	972,447
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	201,153
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,580,000	1,599,591
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	70,000	72,625
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	62,615
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	125,000	126,484
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	215,000	217,341
		17,663,311
Transportation (0.1%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	65,000	78,669
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	300,000	380,975
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	369,997
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	58,147	63,817
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	75,703
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	207,441
United AirLines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	69,113	74,964

62 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Transportation cont.
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	$230,177	$238,552
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	163,000	169,113
		1,659,231
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	440,000	462,551
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	20,000	20,550
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	45,000	46,125
AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	100,000	114,000
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	62,096
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	262,984
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	60,000	65,708
Boardwalk Pipelines LP company guaranty sr. unsec. unsub. notes
4.45%, 7/15/27	175,000	178,184
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	70,000	66,063
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	60,000	59,700
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,338
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	27,606
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	263,858
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	402,000	426,106
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	217,527
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	465,000	465,485
Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	50,000	52,063
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	20,000	20,725
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	115,000	118,738
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	30,000	31,050
EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	200,000	215,943
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	50,000	64,260
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	245,000	259,558
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	235,000	236,582
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	640,000	673,097
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	860,000	923,425
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	131,790
Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	685,000	693,562
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	140,000	158,955

Dynamic Asset Allocation Conservative Fund 63

	Principal
CORPORATE BONDS AND NOTES (25.1%)* cont.	amount	Value
Utilities and power cont.
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	$120,000	$129,785
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	276,000	280,289
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	459,000	481,695
FirstEnergy Corp. sr. unsec. unsub. notes 4.25%, 3/15/23	196,000	207,361
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	42,000	30,555
IPALCO Enterprises, Inc. 144A sr. notes 3.70%, 9/1/24	205,000	205,502
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	119,556
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	516,919
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	212,345
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,085,826
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	21,845
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	565,620
Nevada Power Co. mtge. notes 7.125%, 3/15/19	310,000	332,708
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	80,625
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	115,000	120,463
NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	25,000	25,719
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	347,948
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	134,355
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	135,000	143,920
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	556,930
Pacific Gas & Electric Co. sr. unsec. bonds 6.05%, 3/1/34	153,000	199,256
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	465,000	494,953
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,444
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	264,104
Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	467,000	455,325
Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	60,000	61,875
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	54,000	135
Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	337,000	351,042
		13,770,729
Total corporate bonds and notes (cost $273,500,535)		$282,872,106

64 Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (21.8%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (6.5%)
Government National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 3/15/46 to 3/20/46	$928,502	$1,001,982
3.50%, with due dates from 5/20/47 to 8/20/47	62,731,454	65,301,283
3.50%, TBA, 10/1/47	7,000,000	7,277,266
		73,580,531
U.S. Government Agency Mortgage Obligations (15.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 11/1/45	20,650,820	21,769,231
Federal National Mortgage Association Pass-Through Certificates
7.00%, 3/1/18	3,836	3,857
6.00%, TBA, 10/1/47	10,000,000	11,257,925
4.50%, TBA, 11/1/47	1,000,000	1,072,070
4.50%, TBA, 10/1/47	1,000,000	1,073,281
4.00%, 8/1/47 ##	7,988,261	8,429,176
4.00%, TBA, 11/1/47	1,000,000	1,051,172
4.00%, TBA, 10/1/47	2,000,000	2,105,469
3.50%, with due dates from 9/1/45 to 6/1/56	51,572,045	53,225,031
3.50%, TBA, 11/1/47	1,000,000	1,029,023
3.50%, TBA, 10/1/47	1,000,000	1,030,859
3.00%, with due dates from 4/1/46 to 3/1/47	9,608,167	9,656,709
3.00%, 12/1/31	21,635,767	22,256,950
3.00%, TBA, 11/1/47	15,000,000	15,023,438
3.00%, TBA, 10/1/47	15,000,000	15,046,875
3.00%, TBA, 10/1/32	7,000,000	7,193,047
2.50%, TBA, 10/1/47	1,000,000	967,891
		172,192,004
Total U.S. government and agency mortgage obligations (cost $245,387,482)		$245,772,535

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.75%, 4/30/22 [i]	$113,000	$113,131
Total U.S. treasury obligations (cost $113,131)		$113,131

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)*	amount	Value
Agency collateralized mortgage obligations (0.5%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK (-4.024 x 1 Month US LIBOR) + 25.793%,
20.826%, 4/15/37	$90,066	$138,025
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR) + 22.275%,
18.201%, 12/15/36	117,871	164,265
IFB Ser. 3065, Class DC (-3 x 1 Month US LIBOR) + 19.86%,
16.157%, 3/15/35	177,006	255,358
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.945%,
13.791%, 6/15/34	118,136	141,028
IFB Ser. 3829, Class AS, IO (-1 x 1 Month US LIBOR) + 6.95%,
5.716%, 3/15/41	1,492,275	280,326
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
1 Month US LIBOR + 2.60%, 3.837%, 12/25/27	419,974	430,994

Dynamic Asset Allocation Conservative Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
1 Month US LIBOR + 2.20%, 3.437%, 3/25/25	$159,727	$160,695
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
1 Month US LIBOR + 1.20%, 2.437%, 11/25/28	85,000	85,093
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M1,
1 Month US LIBOR + 1.10%, 2.337%, 12/25/28	102,810	103,000
Ser. 3391, PO, zero %, 4/15/37	7,777	6,646
Ser. 3300, PO, zero %, 2/15/37	41,842	36,311
Ser. 3206, Class EO, PO, zero %, 8/15/36	4,916	4,334
Ser. 3326, Class WF, zero %, 10/15/35 W	3,560	2,675
Federal National Mortgage Association
IFB Ser. 06-62, Class PS (-6 x 1 Month US LIBOR) + 39.90%,
32.477%, 7/25/36	29,473	53,519
IFB Ser. 06-8, Class HP (-3.667 x 1 Month US LIBOR) + 24.566%,
20.03%, 3/25/36	109,452	168,277
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.538%, 8/25/35	47,923	62,226
IFB Ser. 05-106, Class JC (-3.101 x 1 Month US LIBOR) + 20.124%,
16.288%, 12/25/35	48,566	70,978
IFB Ser. 05-83, Class QP (-2.6 x 1 Month US LIBOR) + 17.394%,
14.177%, 11/25/34	22,682	27,555
IFB Ser. 12-58, Class SM, IO (-1 x 1 Month US LIBOR) + 6.50%,
5.263%, 6/25/42	1,814,654	305,707
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1 Month US LIBOR + 1.35%, 2.587%, 1/25/29	168,943	169,822
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
1 Month US LIBOR + 1.20%, 2.437%, 7/25/24	3,442	3,443
Ser. 07-64, Class LO, PO, zero %, 7/25/37	20,645	19,078
Ser. 07-14, Class KO, PO, zero %, 3/25/37	23,800	19,906
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,124	1,788
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,962	2,500
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	343,271	75,630
IFB Ser. 13-99, Class AS, IO (-1 x 1 Month US LIBOR) + 6.05%,
4.814%, 6/20/43	1,375,033	255,796
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	73,641	14,012
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	3,624,661	565,226
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,991,497	414,855
Ser. 13-14, IO, 3.50%, 12/20/42	927,396	126,506
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,437,620	156,787
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,667,654	158,412
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,266,516	149,579
Ser. 16-H16, Class EI, IO, 2.237%, 6/20/66 W	3,474,156	419,678
Ser. 15-H25, Class BI, IO, 1.911%, 10/20/65 W	3,316,778	349,920
Ser. 15-H26, Class EI, IO, 1.711%, 10/20/65 W	1,904,233	175,570
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,687	2,267
		5,577,787

66 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value
Commercial mortgage-backed securities (2.5%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.252%, 2/10/51 W	$4,605,346	$273
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.568%, 11/10/41 W	251,561	2,080
FRB Ser. 04-4, Class XC, IO, 0.054%, 7/10/42 W	107,041	40
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	1,123,265	1
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, 0.208%, 2/11/41 W	63,773	102
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.286%, 3/11/39 W	196,749	153,789
FRB Ser. 06-PW11, Class C, 5.286%, 3/11/39 (In default) † W	191,000	77,580
FRB Ser. 06-PW14, Class X1, IO, 0.525%, 12/11/38 W	781,836	18,264
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.945%, 12/15/47 W	411,000	414,835
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	178,000	184,798
FRB Ser. 14-GC19, Class XA, IO, 1.371%, 3/10/47 W	6,256,470	395,659
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.62%, 10/15/49 W	8,670,991	1,734
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.049%, 5/15/46 W	300,712	305,229
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.957%, 2/10/47 W	15,017,259	474,245
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	246,000	248,984
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	252,819
FRB Ser. 14-UBS6, Class C, 4.614%, 12/10/47 W	1,290,000	1,263,475
Ser. 13-CR13, Class AM, 4.449%, 11/12/46 W	275,000	295,388
FRB Ser. 12-CR1, Class XA, IO, 2.057%, 5/15/45 W	3,497,437	248,344
FRB Ser. 14-LC15, Class XA, IO, 1.498%, 4/10/47 W	14,281,094	750,700
FRB Ser. 13-LC13, Class XA, IO, 1.487%, 8/10/46 W	12,725,419	578,116
FRB Ser. 14-CR18, Class XA, IO, 1.387%, 7/15/47 W	3,198,376	162,637
FRB Ser. 14-UBS4, Class XA, IO, 1.385%, 8/10/47 W	6,308,179	357,102
FRB Ser. 14-CR17, Class XA, IO, 1.297%, 5/10/47 W	4,886,070	236,955
FRB Ser. 14-UBS6, Class XA, IO, 1.175%, 12/10/47 W	4,881,056	238,513
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.324%, 7/10/46 W	476,000	505,229
FRB Ser. 13-CR9, Class D, 4.396%, 7/10/45 W	337,000	293,287
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	274,000	184,267
FRB Ser. 06-C8, Class XS, IO, 0.851%, 12/10/46 W	3,908,189	140
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.256%, 5/15/38 W	149,925	17
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.442%, 4/15/50 W	314,000	317,541
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.509%, 12/15/49 W	851,000	872,211
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.345%, 8/10/44 W	1,719,000	1,779,930
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.113%, 7/10/45 W	1,800,730	7

Dynamic Asset Allocation Conservative Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.794%, 5/10/43 W	$861,177	$2,662
GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.593%, 2/10/46 W	7,062,348	487,867
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	277,000	294,049
FRB Ser. 12-GC6, Class D, 5.841%, 1/10/45 W	503,000	482,880
FRB Ser. 11-GC3, Class D, 5.82%, 3/10/44 W	576,000	587,645
FRB Ser. 12-GC6, Class E, 5.00%, 1/10/45 W	478,000	387,791
FRB Ser. 13-GC12, Class D, 4.584%, 6/10/46 W	486,000	433,454
FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38 W	89,421	1
JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.759%, 10/15/45 W	217,000	222,642
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.721%, 8/15/46 W	554,000	562,702
FRB Ser. 14-C19, Class XA, IO, 1.322%, 4/15/47 W	7,195,603	208,996
FRB Ser. 15-C33, Class XA, IO, 1.184%, 12/15/48 W	8,756,151	646,467
FRB Ser. 14-C25, Class XA, IO, 1.121%, 11/15/47 W	4,185,661	200,661
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB
Ser. 12-LC9, Class D, 4.53%, 12/15/47 W	119,000	122,094
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.456%, 2/12/51 W	656	656
FRB Ser. 06-LDP7, Class B, 6.138%, 4/17/45 W	251,000	37,650
FRB Ser. 05-LDP5, Class F, 5.888%, 12/15/44 W	361,948	359,764
FRB Ser. 13-LC11, Class XA, IO, 1.481%, 4/15/46 W	3,570,382	222,006
FRB Ser. 06-LDP8, Class X, IO, 0.525%, 5/15/45 W	423,431	7
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.307%, 5/15/45 W	553,000	501,774
FRB Ser. 12-LC9, Class E, 4.53%, 12/15/47 W	387,000	366,024
FRB Ser. 05-CB12, Class X1, IO, 0.429%, 9/12/37 W	664,280	1,461
FRB Ser. 06-LDP6, Class X1, IO, 0.006%, 4/15/43 W	264,225	—
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	16,573	16,822
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.488%, 11/15/40 W	890,200	4,800
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40 W	307,780	20
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.328%, 4/20/48 W	508,000	484,099
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.674%, 8/12/39 W	331,753	1,878
FRB Ser. 05-MCP1, Class XC, IO, 0.005%, 6/12/43 W	375,305	—
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.156%, 5/15/44 W	19,188	1,765
FRB Ser. 06-C4, Class X, IO, 6.786%, 7/15/45 W	76,251	3,431
FRB Ser. 07-C5, Class X, IO, 6.171%, 12/15/49 W	313,139	10,960
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class AS, 3.476%, 11/15/45	532,000	548,083
FRB Ser. 14-C17, Class XA, IO, 1.395%, 8/15/47 W	4,581,799	236,925

68 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	$225,000	$46,589
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44 W	189,645	188,318
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class B, 6.498%, 1/11/43 W	422,000	424,110
FRB Ser. 11-C3, Class D, 5.327%, 7/15/49 W	622,000	643,336
FRB Ser. 11-C3, Class E, 5.327%, 7/15/49 W	113,000	112,980
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	366,695	25,669
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.055%, 5/10/63 W	319,000	320,754
FRB Ser. 12-C4, Class XA, IO, 1.835%, 12/10/45 W	1,866,603	124,616
FRB Ser. 12-C2, Class XA, IO, 1.534%, 5/10/63 W	13,861,197	707,761
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.468%, 10/15/44 W	371,000	369,319
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.053%, 6/15/45 W	600,966	120
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	236,674	592
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.43%, 7/15/46 W	218,000	232,463
FRB Ser. 13-LC12, Class C, 4.43%, 7/15/46 W	409,000	394,036
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	268,000	276,253
FRB Ser. 14-LC16, Class XA, IO, 1.538%, 8/15/50 W	3,752,822	238,454
FRB Ser. 16-LC25, Class XA, IO, 1.237%, 12/15/59 W	7,153,358	467,434
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.43%, 7/15/46 W	507,000	473,043
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	163,000	170,500
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	674,810
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	195,000	207,388
Ser. 12-C8, Class AS, 3.66%, 8/15/45	229,000	240,102
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	282,205
Ser. 13-C11, Class AS, 3.311%, 3/15/45	117,000	119,980
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class C, 5.861%, 11/15/44 W	241,000	261,268
FRB Ser. 11-C5, Class E, 5.861%, 11/15/44 W	911,000	936,720
FRB Ser. 11-C3, Class D, 5.813%, 3/15/44 W	682,000	656,587
FRB Ser. 11-C2, Class D, 5.788%, 2/15/44 W	755,000	773,918
Ser. 11-C4, Class E, 5.414%, 6/15/44 W	482,000	467,128
FRB Ser. 12-C9, Class D, 4.955%, 11/15/45 W	291,000	278,598
FRB Ser. 13-C15, Class D, 4.628%, 8/15/46 W	153,000	132,046
FRB Ser. 12-C10, Class XA, IO, 1.753%, 12/15/45 W	2,180,214	148,189
FRB Ser. 13-C12, Class XA, IO, 1.505%, 3/15/48 W	857,948	40,749
FRB Ser. 12-C9, Class XB, IO, 0.859%, 11/15/45 W	6,676,000	214,073
		28,702,435
Residential mortgage-backed securities (non-agency) (1.5%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, 1 Month US LIBOR
+ 0.30%, 1.537%, 9/25/45	211,110	200,488
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.253%, 5/25/35 W	714,598	732,463

Dynamic Asset Allocation Conservative Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, 1 Month US LIBOR + 0.96%,
1.849%, 8/25/46	$242,855	$206,523
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.829%, 6/25/46	737,549	634,292
FRB Ser. 05-27, Class 1A1, 1.661%, 8/25/35 W	162,538	138,434
FRB Ser. 05-59, Class 1A1, 1 Month US LIBOR + 0.33%,
1.566%, 11/20/35	605,377	569,708
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR + 0.19%,
1.427%, 8/25/46	875,903	735,758
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
1 Month US LIBOR + 5.15%, 6.387%, 11/25/28	280,000	320,736
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
1 Month US LIBOR + 4.75%, 5.987%, 10/25/24	740,000	810,300
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2,
1 Month US LIBOR + 4.25%, 5.487%, 11/25/23	560,000	613,926
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.137%, 10/25/28	931,750	1,066,550
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.937%, 4/25/28	1,309,570	1,472,207
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.787%, 4/25/28	1,915,000	2,113,695
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.237%, 7/25/25	309,331	335,482
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
1 Month US LIBOR + 4.30%, 5.537%, 2/25/25	154,320	165,172
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.487%, 4/25/29	50,000	55,047
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.237%, 5/25/25	303,188	322,921
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.837%, 5/25/24	820,000	854,098
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, 1 Month
US LIBOR + 0.80%, 2.037%, 2/25/34	455,593	441,569
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.973%, 2/25/35 W	244,635	246,393
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
1 Month US LIBOR + 0.825%, 2.062%, 8/25/34	393,215	389,282
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	100,000	82,500
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, 1 Month US LIBOR + 1.05%,
2.287%, 10/25/34	290,000	284,918
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, 1 Month US LIBOR + 0.85%,
2.087%, 5/25/47	720,094	648,985
FRB Ser. 07-AR1, Class 2A1, 1 Month US LIBOR + 0.18%,
1.417%, 1/25/37	248,657	222,684

70 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.278%, 9/25/35 W	$522,532	$537,993
FRB Ser. 05-AR12, Class 1A8, 3.162%, 10/25/35 W	861,746	866,589
FRB Ser. 04-AR3, Class A2, 3.145%, 6/25/34 W	457,710	465,642
FRB Ser. 05-AR9, Class A1C3, 1 Month US LIBOR + 0.96%,
2.197%, 7/25/45	383,237	379,405
FRB Ser. 05-AR11, Class A1B3, 1 Month US LIBOR + 0.40%,
1.637%, 8/25/45	446,809	427,239
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR4,
Class 1A3, 3.239%, 4/25/35 W	204,098	206,689
		16,547,688
Total mortgage-backed securities (cost $50,319,415)		$50,827,910

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (0.8%)*		amount	Value
Argentina (Province of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		$185,000	$193,172
Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		165,000	183,150
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		210,000	221,550
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		307,000	331,714
Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	4,564	1,529,694
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$300,000	326,250
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		685,000	787,750
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		337,000	388,398
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		150,000	160,970
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)		320,000	356,861
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		200,000	218,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		200,000	245,750
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		825,000	875,186
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		200,000	203,500
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		2,000,000	2,222,500
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		200,000	219,785
Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	654,000	184,474
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)		$377,000	396,434
Total foreign government and agency bonds and notes (cost $9,574,104)			$9,045,138

Dynamic Asset Allocation Conservative Fund 71

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B7, BBA LIBOR USD 3 Month
+ 5.25%, 6.564%, 5/29/20 (In default) †	$137,098	$116,533
Brand Energy & Infrastructure Services, Inc. bank term loan FRN
BBA LIBOR USD 3 Month + 4.25%, 5.522%, 6/21/24	185,000	185,736
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, BBA LIBOR USD 3 Month + 7.75%, 11.75%, 3/1/18
(In default) †	325,486	394,651
CPG International, Inc. bank term loan FRN BBA LIBOR USD
3 Month + 3.75%, 5.083%, 5/3/24	43,242	43,310
Forterra Finance, LLC bank term loan FRN BBA LIBOR USD 3 Month
+ 3.00%, 4.235%, 10/25/23	35,000	29,575
Gates Global, LLC/Gates Global Co. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.25%, 4.583%, 3/31/24	48,922	49,095
Getty Images, Inc. bank term loan FRN Ser. B, BBA LIBOR USD
3 Month + 3.50%, 4.833%, 10/18/19	87,779	75,772
Neiman Marcus Group, Ltd., Inc. bank term loan FRN BBA LIBOR
USD 3 Month + 3.25%, 4.481%, 10/25/20	81,613	60,700
PetSmart, Inc. bank term loan FRN Ser. B, BBA LIBOR USD 3 Month
+ 3.00%, 4.24%, 3/10/22	39,898	33,785
Revlon Consumer Products Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.735%, 9/7/23	118,800	106,363
Total senior loans (cost $1,079,085)		$1,095,520

	Principal
ASSET-BACKED SECURITIES (0.1%)*	amount	Value
Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 16-4, Class A1, 1 Month US LIBOR + 1.20%, 2.435%, 5/10/19	$188,000	$188,000
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.137%, 2/25/49	623,667	623,667
Total asset-backed securities (cost $811,696)		$811,667

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	3,415	$94,606
Nine Point Energy 6.75% cv. pfd.	11	11,386
Total convertible preferred stocks (cost $73,389)		$105,992

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	$34,000	$105,506
Total convertible bonds and notes (cost $32,623)		$105,506

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $0.00 cum. ARP	2,035	$53,724
Total preferred stocks (cost $50,875)		$53,724

INVESTMENT COMPANIES (—%)*	Shares	Value
Altaba, Inc.	400	$26,496
Total investment companies (cost $19,782)		$26,496

72 Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.50	8,235,900	8,235,900	$10,633
Total purchased options outstanding (cost $72,927)				$10,633

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	722	$397
Total warrants (cost $—)				$397

	Principal amount/
SHORT-TERM INVESTMENTS (13.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.25% [d]	Shares	8,012,325	$8,012,325
Putnam Short Term Investment Fund 1.17% L	Shares	135,891,108	135,891,108
U.S. Treasury Bills 1.027%, 12/14/17 # ∆ §		$1,234,999	1,232,602
U.S. Treasury Bills 1.043%, 12/7/17 # ∆ §		9,811,001	9,793,283
U.S. Treasury Bills 1.050%, 1/11/18 ∆		110,000	109,687
U.S. Treasury Bills 1.081%, 2/15/18 ∆ §		431,001	429,241
U.S. Treasury Bills 1.121%, 2/8/18 §		31,000	30,882
Total short-term investments (cost $155,497,970)			$155,499,128

TOTAL INVESTMENTS
Total investments (cost $1,102,155,501)	$1,185,262,828

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan (Offshore)
EUR	Euro
TRY	Turkish Lira

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Dynamic Asset Allocation Conservative Fund 73

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through September 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,124,977,379.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $5,679,060 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,389,951 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,243,755 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $47,177,428 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

74 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $103,622,377)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/18/17	$795,645	$758,989	$36,656
	Canadian Dollar	Buy	10/18/17	837,525	845,088	(7,563)
	Canadian Dollar	Sell	10/18/17	837,525	805,252	(32,273)
	Euro	Sell	12/20/17	25,047	25,463	416
	Hong Kong Dollar	Buy	11/15/17	265,948	266,358	(410)
	New Zealand Dollar	Buy	10/18/17	1,426,548	1,430,784	(4,236)
	New Zealand Dollar	Sell	10/18/17	1,426,548	1,424,866	(1,682)
	Norwegian Krone	Buy	12/20/17	1,621,201	1,639,845	(18,644)
	Russian Ruble	Buy	12/20/17	1,675,967	1,633,126	42,841
Barclays Bank PLC
	Australian Dollar	Buy	10/18/17	350,178	341,591	8,587
	Euro	Sell	12/20/17	1,653,670	1,671,155	17,485
	New Zealand Dollar	Buy	10/18/17	832,129	852,819	(20,690)
	New Zealand Dollar	Sell	10/18/17	832,129	831,157	(972)
	Swiss Franc	Buy	12/20/17	501,219	504,778	(3,559)
Citibank, N.A.
	Australian Dollar	Buy	10/18/17	921,050	923,243	(2,193)
	Australian Dollar	Sell	10/18/17	921,050	927,534	6,484
	Brazilian Real	Buy	10/3/17	812,560	809,022	3,538
	Brazilian Real	Sell	10/3/17	812,560	814,195	1,635
	Brazilian Real	Buy	1/3/18	6,207	6,144	63
	British Pound	Sell	12/20/17	1,560,545	1,511,223	(49,322)
	Canadian Dollar	Buy	10/18/17	1,659,742	1,636,537	23,205
	Canadian Dollar	Sell	10/18/17	1,659,742	1,645,143	(14,599)
	Danish Krone	Sell	12/20/17	352,126	354,360	2,234
	Euro	Buy	12/20/17	405,257	408,513	(3,256)
	Japanese Yen	Sell	11/15/17	2,781,606	2,848,966	67,360
	New Zealand Dollar	Buy	10/18/17	2,382,009	2,398,573	(16,564)
	New Zealand Dollar	Sell	10/18/17	2,382,009	2,400,058	18,049
	Norwegian Krone	Buy	12/20/17	1,359,705	1,389,740	(30,035)
	Russian Ruble	Buy	12/20/17	1,658,800	1,636,931	21,869
	Swedish Krona	Sell	12/20/17	810,593	831,200	20,607
Credit Suisse International
	Australian Dollar	Buy	10/18/17	245,242	238,520	6,722
	Canadian Dollar	Buy	10/18/17	10,019	9,650	369
	Canadian Dollar	Sell	10/18/17	10,019	10,109	90
	Euro	Buy	12/20/17	1,688,213	1,708,382	(20,169)
	Japanese Yen	Sell	11/15/17	1,619,554	1,644,303	24,749
	New Zealand Dollar	Buy	10/18/17	112,212	113,052	(840)
	New Zealand Dollar	Sell	10/18/17	112,212	112,086	(126)
	Swedish Krona	Sell	12/20/17	823,865	823,693	(172)
	Swiss Franc	Buy	12/20/17	326,498	328,792	(2,294)

Dynamic Asset Allocation Conservative Fund 75

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $103,622,377) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Australian Dollar	Buy	10/18/17	$2,470,145	$2,471,722	$(1,577)
	Australian Dollar	Sell	10/18/17	2,470,145	2,395,108	(75,037)
	British Pound	Sell	12/20/17	1,323,065	1,283,408	(39,657)
	Canadian Dollar	Buy	10/18/17	827,667	834,120	(6,453)
	Canadian Dollar	Sell	10/18/17	827,667	814,723	(12,944)
	Euro	Buy	12/20/17	823,808	831,980	(8,172)
	Hungarian Forint	Sell	12/20/17	811,310	821,576	10,266
	Indonesian Rupiah	Sell	11/15/17	8,162	9,036	874
	Japanese Yen	Sell	11/15/17	59,447	60,738	1,291
	New Zealand Dollar	Buy	10/18/17	174,672	184,412	(9,740)
	Norwegian Krone	Buy	12/20/17	440,833	441,941	(1,108)
	South African Rand	Sell	10/18/17	773,084	797,244	24,160
	Swedish Krona	Sell	12/20/17	601,222	623,101	21,879
	Turkish Lira	Buy	12/20/17	2,352,945	2,406,280	(53,335)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/17	811,408	817,353	(5,945)
	Australian Dollar	Sell	10/18/17	811,408	813,255	1,847
	Canadian Dollar	Buy	10/18/17	16,030	4,587	11,443
	Euro	Sell	12/20/17	3,615,733	3,653,599	37,866
	Japanese Yen	Sell	11/15/17	798,062	823,677	25,615
	Mexican Peso	Sell	10/18/17	793,257	801,095	7,838
	New Zealand Dollar	Buy	10/18/17	2,429,305	2,441,108	(11,803)
	New Zealand Dollar	Sell	10/18/17	2,429,305	2,458,995	29,690
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/17	1,703,518	1,722,819	(19,301)
	British Pound	Sell	12/20/17	802,167	778,241	(23,926)
	Canadian Dollar	Sell	10/18/17	13,867	28,500	14,633
	Euro	Sell	12/20/17	697,387	709,463	12,076
	Indonesian Rupiah	Sell	11/15/17	8,162	10,225	2,063
	Japanese Yen	Sell	11/15/17	808,351	822,902	14,551
	New Zealand Dollar	Buy	10/18/17	262,405	279,123	(16,718)
	Norwegian Krone	Buy	12/20/17	812,324	828,175	(15,851)
	Singapore Dollar	Buy	11/15/17	178,640	178,620	20
	South African Rand	Buy	10/18/17	792,941	800,394	(7,453)
	South African Rand	Sell	10/18/17	792,941	814,417	21,476
	Swedish Krona	Sell	12/20/17	1,792,605	1,815,152	22,547
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/17	1,933,232	1,886,243	46,989
	Canadian Dollar	Buy	10/18/17	970,663	906,771	63,892
	Euro	Buy	12/20/17	219,247	225,001	(5,754)
	Japanese Yen	Sell	11/15/17	765,361	781,896	16,535
	New Zealand Dollar	Buy	10/18/17	82,246	77,795	4,451
	Swedish Krona	Sell	12/20/17	809,298	829,789	20,491
	Turkish Lira	Buy	12/20/17	1,442,589	1,479,030	(36,441)

76 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/17 (aggregate face value $103,622,377) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/17	$668,357	$647,949	$20,408
	British Pound	Sell	12/20/17	823,524	833,823	10,299
	Canadian Dollar	Buy	10/18/17	856,281	841,227	15,054
	Canadian Dollar	Sell	10/18/17	856,281	866,596	10,315
	Euro	Buy	12/20/17	1,221,348	1,233,211	(11,863)
	New Zealand Dollar	Buy	10/18/17	1,224,220	1,257,210	(32,990)
	Norwegian Krone	Buy	12/20/17	2,024,916	2,070,387	(45,471)
	Swedish Krona	Sell	12/20/17	865,344	885,837	20,493
UBS AG
	Australian Dollar	Buy	10/18/17	648,593	662,112	(13,519)
	Canadian Dollar	Buy	10/18/17	861,812	859,994	1,818
	Euro	Sell	12/20/17	822,265	833,776	11,511
	Japanese Yen	Sell	11/15/17	1,644,323	1,667,125	22,802
	New Zealand Dollar	Buy	10/18/17	818,770	823,140	(4,370)
	New Zealand Dollar	Sell	10/18/17	818,770	824,193	5,423
	Norwegian Krone	Buy	12/20/17	815,217	824,311	(9,094)
	Swedish Krona	Sell	12/20/17	813,973	828,099	14,126
WestPac Banking Corp.
	Australian Dollar	Buy	10/18/17	1,307,225	1,289,682	17,543
	Australian Dollar	Sell	10/18/17	1,307,225	1,304,123	(3,102)
	Canadian Dollar	Buy	10/18/17	846,663	830,954	15,709
	Canadian Dollar	Sell	10/18/17	846,663	845,819	(844)
	Euro	Buy	12/20/17	41,190	41,542	(352)
	Japanese Yen	Sell	11/15/17	795,601	813,584	17,983
	New Zealand Dollar	Buy	10/18/17	1,596,815	1,600,195	(3,380)
	New Zealand Dollar	Sell	10/18/17	1,596,815	1,612,634	15,819
Unrealized appreciation						914,755
Unrealized depreciation						(705,799)
Total						$208,956

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index Mini (Short)	280	$27,633,284	$27,697,600	Dec-17	$(87,374)
Russell 2000 Index E-Mini (Long)	318	23,704,696	23,737,110	Dec-17	1,469,930
Russell 2000 Index E-Mini (Short)	116	8,646,996	8,658,820	Dec-17	(544,237)
S&P 500 Index E-Mini (Long)	146	18,391,328	18,367,530	Dec-17	122,984
S&P 500 Index E-Mini (Short)	598	75,328,864	75,231,390	Dec-17	(906,945)
S&P Mid Cap 400 Index E-Mini (Long)	6	1,077,564	1,077,420	Dec-17	25,359
S&P Mid Cap 400 Index E-Mini (Short)	64	11,494,016	11,492,480	Dec-17	(367,784)
Tokyo Price Index (Long)	77	11,460,187	11,461,897	Dec-17	720,594

Dynamic Asset Allocation Conservative Fund 77

FUTURES CONTRACTS OUTSTANDING at 9/30/17 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond 30 yr (Long)	108	$16,503,750	$16,503,750	Dec-17	$(268,012)
U.S. Treasury Bond Ultra 30 yr (Long)	208	34,346,000	34,346,000	Dec-17	(616,898)
U.S. Treasury Bond Ultra 30 yr (Short)	3	495,375	495,375	Dec-17	8,900
U.S. Treasury Note 2 yr (Long)	482	103,968,907	103,968,907	Dec-17	(260,240)
U.S. Treasury Note 2 yr (Short)	43	9,275,234	9,275,234	Dec-17	21,555
U.S. Treasury Note 5 yr (Long)	833	97,877,500	97,877,500	Dec-17	(634,431)
U.S. Treasury Note 5 yr (Short)	38	4,465,000	4,465,000	Dec-17	30,838
U.S. Treasury Note 10 yr (Long)	306	38,345,625	38,345,625	Dec-17	(402,218)
U.S. Treasury Note 10 yr (Short)	343	42,982,188	42,982,188	Dec-17	433,833
U.S. Treasury Note Ultra 10 yr (Short)	27	3,626,859	3,626,859	Dec-17	42,134
Unrealized appreciation					2,876,127
Unrealized depreciation					(4,088,139)
Total					$(1,212,012)

WRITTEN OPTIONS OUTSTANDING at 9/30/17 (premiums $28,151)
	Expiration	Notional	Contract
	date/strike price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	8,235,900	8,235,900	$2,932
Total				$2,932

TBA SALE COMMITMENTS OUTSTANDING at 9/30/17 (proceeds receivable $20,332,617)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 10/1/47	$1,000,000	10/12/17	$1,073,281
Federal National Mortgage Association, 4.00%, 11/1/47	1,000,000	11/13/17	1,051,172
Federal National Mortgage Association, 4.00%, 10/1/47	2,000,000	10/12/17	2,105,469
Federal National Mortgage Association, 3.50%, 10/1/47	1,000,000	10/12/17	1,030,859
Federal National Mortgage Association, 3.00%, 10/1/47	15,000,000	10/12/17	15,046,875
Total			$20,307,656

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$47,356,500	$9,140 E	$(1,939)	12/20/19	1.80% —	3 month USD-	$7,201
				Semiannually	LIBOR-BBA —
					Quarterly
76,659,100	14,795 E	2,887	12/20/19	3 month USD-	1.80% —	(11,909)
				LIBOR-BBA —	Semiannually
				Quarterly
13,208,600	1,347 E	(6,925)	12/20/22	3 month USD-	2.05% —	(5,578)
				LIBOR-BBA —	Semiannually
				Quarterly
51,827,800	5,286 E	26,453	12/20/22	2.05% —	3 month USD-	21,166
				Semiannually	LIBOR-BBA —
					Quarterly

78 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$30,670,300	$174,054 E	$(148,990)	12/20/27	2.25% —	3 month USD-	$25,109
				Semiannually	LIBOR-BBA —
					Quarterly
18,607,400	105,597 E	89,918	12/20/27	3 month USD-	2.25% —	(15,679)
				LIBOR-BBA —	Semiannually
				Quarterly
3,563,300	32,166 E	(36,982)	12/20/47	2.50% —	3 month USD-	(4,816)
				Semiannually	LIBOR-BBA —
					Quarterly
10,840,800	97,860 E	112,305	12/20/47	3 month USD-	2.50% —	14,445
				LIBOR-BBA —	Semiannually
				Quarterly
324,000	347	(2)	10/2/27	2.2935% —	3 month USD-	(350)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$36,725				$29,589

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$7,131	$7,264	$—	1/12/42	4.00% (1 month	Synthetic TRS	$197
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
71,623	73,254	—	1/12/41	4.00% (1 month	Synthetic TRS	2,320
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,108	21,589	—	1/12/41	4.00% (1 month	Synthetic TRS	684
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
564	560	—	1/12/38	6.50% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
125,412	125,158	—	1/12/40	4.50% (1 month	Synthetic MBX	(60)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,958	22,097	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(186)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Conservative Fund 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$19,511	$19,688	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(395)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,705	10,878	—	1/12/43	3.50% (1 month	Synthetic TRS	264
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
27,115	27,073	—	1/12/40	5.00% (1 month	Synthetic MBX	5
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
778,695	777,592	—	1/12/41	5.00% (1 month	Synthetic MBX	252
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
250,396	251,137	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,316)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
250,815	250,459	—	1/12/41	5.00% (1 month	Synthetic MBX	81
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,299,270	37,544,059	—	11/27/17	3 month USD-	Russell 1000 Total	(1,196,545)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
44,378,582	44,657,337	—	12/1/17	(3 month USD-	A basket	301,343
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks* —
				Quarterly	Quarterly
Credit Suisse International
27,161	27,992	—	1/12/45	3.50% (1 month	Synthetic TRS	1,072
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
9,882	9,806	—	1/12/39	6.00% (1 month	Synthetic TRS	46
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,763	1,750	—	1/12/38	6.50% (1 month	Synthetic TRS	9
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

80 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$17,731	$18,061	$—	1/12/42	4.00% (1 month	Synthetic TRS	$491
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
17,731	18,061	—	1/12/42	4.00% (1 month	Synthetic TRS	491
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
76,067	77,797	—	1/12/40	4.00% (1 month	Synthetic TRS	2,460
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
12,196	12,232	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(64)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
14,680	14,723	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(77)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
270,309	271,108	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,421)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
92,731	94,843	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(3,003)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
42,593	43,387	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(1,179)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		309,718
Upfront premium (paid)		—		Unrealized depreciation		(1,204,246)
Total		$—		Total		$(894,528)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET — CGPUTQL2 OF COMMON STOCK
				Percentage
Common stocks	Sector	Shares	Value	value
Johnson & Johnson	Health care	10,373	$1,348,596	3.02%
JPMorgan Chase & Co.	Financials	12,322	1,176,860	2.64%
Pfizer, Inc.	Health care	30,423	1,086,100	2.43%
McDonald’s Corp.	Consumer discretionary	5,988	938,209	2.10%
Applied Materials, Inc.	Information technology	17,499	911,502	2.04%
Texas Instruments, Inc.	Information technology	9,955	892,369	2.00%

Dynamic Asset Allocation Conservative Fund 81

A BASKET — CGPUTQL2 OF COMMON STOCK cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Information technology	5,757	$887,214	1.99%
Raytheon Co.	Industrials	4,581	854,663	1.91%
UnitedHealth Group, Inc.	Health care	4,314	844,906	1.89%
PNC Financial Services Group, Inc. (The)	Financials	6,119	824,686	1.85%
eBay, Inc.	Information technology	21,225	816,305	1.83%
Altria Group, Inc.	Consumer staples	12,759	809,187	1.81%
Intuit, Inc.	Information technology	5,558	789,992	1.77%
Exxon Mobil Corp.	Energy	9,440	773,885	1.73%
Norfolk Southern Corp.	Industrials	5,800	766,944	1.72%
Northrop Grumman Corp.	Industrials	2,643	760,451	1.70%
Danaher Corp.	Health care	8,819	756,520	1.69%
Humana, Inc.	Health care	3,078	749,772	1.68%
Honeywell International, Inc.	Industrials	5,282	748,734	1.68%
Kimberly-Clark Corp.	Consumer staples	5,665	666,620	1.49%
Walt Disney Co. (The)	Consumer discretionary	6,562	646,843	1.45%
Automatic Data Processing, Inc.	Information technology	5,881	642,903	1.44%
TJX Cos., Inc. (The)	Consumer discretionary	8,606	634,531	1.42%
CBS Corp. Class B (non-voting shares)	Consumer discretionary	10,796	626,158	1.40%
Zoetis, Inc.	Health care	9,743	621,187	1.39%
Lowe’s Cos., Inc.	Consumer discretionary	7,756	620,027	1.39%
Sherwin-Williams Co. (The)	Materials	1,709	611,921	1.37%
Allstate Corp. (The)	Financials	5,750	528,501	1.18%
CVS Health Corp.	Consumer staples	6,383	519,100	1.16%
Juniper Networks, Inc.	Information technology	18,652	519,072	1.16%
Aflac, Inc.	Financials	6,213	505,651	1.13%
Alphabet, Inc. Class A	Information technology	517	503,784	1.13%
General Dynamics Corp.	Industrials	2,309	474,595	1.06%
Verizon Communications, Inc.	Telecommunication	9,536	471,961	1.06%
	services
CME Group, Inc.	Financials	3,432	465,700	1.04%
Berkshire Hathaway, Inc. Class B	Financials	2,539	465,498	1.04%
Fidelity National Information	Information technology	4,874	455,187	1.02%
Services, Inc.
Kinder Morgan, Inc.	Energy	23,554	451,770	1.01%
PG&E Corp.	Utilities	6,512	443,430	0.99%
F5 Networks, Inc.	Information technology	3,625	436,993	0.98%
Ross Stores, Inc.	Consumer discretionary	6,616	427,187	0.96%
Baker Hughes a GE Co.	Energy	11,661	427,034	0.96%
Marathon Petroleum Corp.	Energy	7,162	401,671	0.90%
Merck & Co., Inc.	Health care	6,012	384,945	0.86%
Sysco Corp.	Consumer staples	7,087	382,367	0.86%
Equity Residential Trust	Real estate	5,655	372,867	0.83%
Microsoft Corp.	Information technology	4,838	360,363	0.81%
Adobe Systems, Inc.	Information technology	2,405	358,775	0.80%
Harris Corp.	Information technology	2,692	354,506	0.79%
Edison International	Utilities	4,566	352,350	0.79%

82 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$957	$14,000	$2,122	5/11/63	300 bp —	$(1,158)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,868	31,000	4,700	5/11/63	300 bp —	(2,816)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,828	62,000	9,399	5/11/63	300 bp —	(5,541)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	2,577	54,000	3,181	5/11/63	200 bp —	(586)
Index						Monthly
CMBX NA A.6	A/P	2,090	65,000	3,829	5/11/63	200 bp —	(1,717)
Index						Monthly
CMBX NA A.6	A/P	9,497	292,000	17,199	5/11/63	200 bp —	(7,605)
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	22,794	5/11/63	200 bp —	(10,524)
Index						Monthly
CMBX NA A.6	A/P	25,099	477,000	28,095	5/11/63	200 bp —	(2,837)
Index						Monthly
CMBX NA A.6	A/P	45,464	1,212,000	71,387	5/11/63	200 bp —	(25,518)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,917	102,000	15,463	5/11/63	300 bp —	(2,495)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	151,827	1,420,000	215,272	5/11/63	300 bp —	(62,735)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	20,844	282,000	31,217	1/17/47	300 bp —	(10,232)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	50,984	645,000	71,402	1/17/47	300 bp —	(20,095)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	192	3,000	177	5/11/63	200 bp —	17
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	8,541	5/11/63	200 bp —	1,031
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	12,369	5/11/63	200 bp —	(1,925)
Index						Monthly
CMBX NA A.6	A/P	8,226	270,000	15,903	5/11/63	200 bp —	(7,587)
Index						Monthly
CMBX NA A.6	A/P	8,351	270,000	15,903	5/11/63	200 bp —	(7,462)
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	22,794	5/11/63	200 bp —	(10,524)
Index						Monthly
CMBX NA A.6	A/P	20,305	399,000	23,501	5/11/63	200 bp —	(3,063)
Index						Monthly
CMBX NA A.6	A/P	28,986	481,000	28,331	5/11/63	200 bp —	816
Index						Monthly
CMBX NA A.7	A/P	34,586	686,000	23,118	1/17/47	200 bp —	11,697
Index						Monthly

Dynamic Asset Allocation Conservative Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$317	$4,000	$606	5/11/63	300 bp —	$(288)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	545	8,000	1,213	5/11/63	300 bp —	(664)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	43,000	6,519	5/11/63	300 bp —	(1,842)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,226	46,000	6,974	5/11/63	300 bp —	(4,725)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,077	59,000	8,944	5/11/63	300 bp —	(5,837)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,992	71,000	10,764	5/11/63	300 bp —	(4,737)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,260	84,000	12,734	5/11/63	300 bp —	(3,432)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,861	105,000	15,918	5/11/63	300 bp —	(7,005)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,758	113,000	17,131	5/11/63	300 bp —	(7,317)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,742	195,000	29,562	5/11/63	300 bp —	(5,723)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,992	597,000	90,505	5/11/63	300 bp —	(34,214)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,205	761,000	115,368	5/11/63	300 bp —	(57,786)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,927	42,000	4,649	1/17/47	300 bp —	(1,701)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	6,863	1/17/47	300 bp —	(1,533)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,793	68,000	7,528	1/17/47	300 bp —	(1,701)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	33,315	423,000	46,826	1/17/47	300 bp —	(13,299)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	1,020	31,000	1,826	5/11/63	200 bp —	(795)
Index						Monthly
CMBX NA A.6	A/P	3,764	85,000	5,007	5/11/63	200 bp —	(1,214)
Index						Monthly
CMBX NA A.6	A/P	16,401	265,000	15,609	5/11/63	200 bp —	881
Index						Monthly
CMBX NA A.6	A/P	12,675	387,000	22,794	5/11/63	200 bp —	(9,990)
Index						Monthly
CMBX NA A.6	A/P	12,158	402,000	23,678	5/11/63	200 bp —	(11,386)
Index						Monthly
CMBX NA A.6	A/P	11,875	414,000	24,385	5/11/63	200 bp —	(12,371)
Index						Monthly
CMBX NA A.6	A/P	14,522	440,000	25,916	5/11/63	200 bp —	(11,247)
Index						Monthly

84 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$26,127	$444,000	$26,152	5/11/63	200 bp —	$123
Index						Monthly
CMBX NA A.6	A/P	13,594	483,000	28,449	5/11/63	200 bp —	(14,694)
Index						Monthly
CMBX NA A.6	A/P	35,837	741,000	43,645	5/11/63	200 bp —	(7,561)
Index						Monthly
CMBX NA A.6	A/P	111,366	1,848,000	108,847	5/11/63	200 bp —	3,134
Index						Monthly
CMBX NA A.7	A/P	13,244	302,000	10,177	1/17/47	200 bp —	3,167
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,942	27,000	4,093	5/11/63	300 bp —	(138)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,723	43,000	6,519	5/11/63	300 bp —	(1,774)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,823	43,000	6,519	5/11/63	300 bp —	(1,674)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,203	44,000	6,670	5/11/63	300 bp —	(446)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,250	50,000	7,580	5/11/63	300 bp —	(1,305)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,367	56,000	8,490	5/11/63	300 bp —	(2,094)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,809	60,000	9,096	5/11/63	300 bp —	(2,257)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,044	64,000	9,702	5/11/63	300 bp —	(2,627)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,682	88,000	13,341	5/11/63	300 bp —	(615)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,414	99,000	15,008	5/11/63	300 bp —	(545)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,810	107,000	16,221	5/11/63	300 bp —	(4,358)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	370,288	3,092,000	468,747	5/11/63	300 bp —	(96,912)
Index						Monthly
Upfront premium received		1,429,680		Unrealized appreciation			20,866
Upfront premium (paid)		—		Unrealized depreciation			(520,227)
Total		$1,429,680		Total			$(499,361)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(5,340)	$34,000	$6,637	1/17/47	(500 bp) —	$1,269
					Monthly
CMBX NA BB.7 Index	(5,552)	34,000	6,637	1/17/47	(500 bp) —	1,057
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(124,188)	755,000	147,376	1/17/47	(500 bp) —	22,559
					Monthly
CMBX NA BB.7 Index	(8,984)	509,000	123,636	5/11/63	(500 bp) —	114,228
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(24,859)	243,000	59,025	5/11/63	(500 bp) —	33,963
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	4,490	1/17/47	(500 bp) —	990
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	30,120	5/11/63	(500 bp) —	11,899
					Monthly
CMBX NA BB.7 Index	(64,416)	381,000	74,371	1/17/47	(500 bp) —	9,638
					Monthly
CMBX NA BB.7 Index	(50,559)	249,000	48,605	1/17/47	(500 bp) —	(2,162)
					Monthly
CMBX NA BB.7 Index	(11,305)	69,000	13,469	1/17/47	(500 bp) —	2,106
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(17,547)	122,000	29,634	5/11/63	(500 bp) —	11,985
					Monthly
CMBX NA BB.6 Index	(9,838)	74,000	17,975	5/11/63	(500 bp) —	8,075
					Monthly
CMBX NA BB.7 Index	(24,823)	145,000	28,304	1/17/47	(500 bp) —	3,360
					Monthly
CMBX NA BB.7 Index	(20,788)	128,000	24,986	1/17/47	(500 bp) —	4,091
					Monthly
CMBX NA BB.7 Index	(10,175)	65,000	12,688	1/17/47	(500 bp) —	2,459
					Monthly
CMBX NA BB.7 Index	(5,340)	34,000	6,637	1/17/47	(500 bp) —	1,269
					Monthly
CMBX NA BBB–.7 Index	(4,910)	44,000	4,871	1/17/47	(300 bp) —	(61)
					Monthly
Upfront premium received	—		Unrealized appreciation			228,948
Upfront premium (paid)	(410,222)		Unrealized depreciation			(2,223)
Total	$(410,222)		Total			$226,725

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

86 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/17
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	B+/P	$(1,215,860)	$16,457,000	$1,288,879	12/20/22	500 bp —	$79,877
Index						Quarterly
NA IG Series 28	BBB+/P	(1,453,708)	90,450,000	1,916,093	6/20/22	100 bp —	490,023
Index						Quarterly
Total		$(2,669,568)					$569,900

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$1,820,748	$24,439,000	$1,914,014	12/20/22	(500 bp) —	$(100,055)
Index					Quarterly
Total	$1,820,748					$(100,055)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Conservative Fund 87

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Basic materials	$12,144,497	$4,071,828	$—
Capital goods	27,283,109	901,674	—
Communication services	10,658,731	2,356,890	617
Conglomerates	2,568,952	997,880	—
Consumer cyclicals	56,496,764	2,876,576	—
Consumer staples	38,861,547	4,444,932	—
Energy	21,912,380	332,438	3,402
Financials	74,256,909	11,254,776	—
Health care	55,231,689	1,656,136	—
Technology	79,189,146	1,825,462	—
Transportation	11,588,879	2,518,504	—
Utilities and power	15,191,645	297,582	—
Total common stocks	405,384,248	33,534,678	4,019

Asset-backed securities	—	811,667	—
Convertible bonds and notes	—	105,506	—
Convertible preferred stocks	—	105,992	—
Corporate bonds and notes	—	282,872,099	7
Foreign government and agency bonds and notes	—	9,045,138	—
Investment companies	26,496	—	—
Mortgage-backed securities	—	50,827,910	—
Preferred stocks	53,724	—	—
Purchased options outstanding	—	10,633	—
Senior loans	—	1,095,520	—
U.S. government and agency mortgage obligations	—	245,772,535	—
U.S. treasury obligations	—	113,131	—
Warrants	397	—	—
Short-term investments	135,891,108	19,608,020	—
Totals by level	$541,355,973	$643,902,829	$4,026

88 Dynamic Asset Allocation Conservative Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$208,956	$—
Futures contracts	(1,212,012)	—	—
Written options outstanding	—	(2,932)	—
TBA sale commitments	—	(20,307,656)	—
Interest rate swap contracts	—	(7,136)	—
Total return swap contracts	—	(894,528)	—
Credit default swap contracts	—	26,571	—
Totals by level	$(1,212,012)	$(20,976,725)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of assets and liabilities 9/30/17

ASSETS
Investment in securities, at value, including $7,828,793 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $958,252,068)	$1,041,359,395
Affiliated issuers (identified cost $143,903,433) (Notes 1 and 5)	143,903,433
Cash	10,766
Foreign currency (cost $13,937) (Note 1)	13,951
Dividends, interest and other receivables	5,382,976
Receivable for shares of the fund sold	14,509,193
Receivable for investments sold	2,441,240
Receivable for sales of delayed delivery securities (Note 1)	22,683,984
Receivable for variation margin on futures contracts (Note 1)	152,489
Receivable for variation margin on centrally cleared swap contracts (Note 1)	994,771
Unrealized appreciation on forward currency contracts (Note 1)	914,755
Unrealized appreciation on OTC swap contracts (Note 1)	559,532
Premium paid on OTC swap contracts (Note 1)	410,222
Prepaid assets	42,763
Total assets	1,233,379,470

LIABILITIES
Payable for investments purchased	4,155,680
Payable for purchases of delayed delivery securities (Note 1)	66,714,842
Payable for shares of the fund repurchased	1,950,273
Payable for compensation of Manager (Note 2)	475,673
Payable for custodian fees (Note 2)	43,741
Payable for investor servicing fees (Note 2)	243,987
Payable for Trustee compensation and expenses (Note 2)	236,557
Payable for administrative services (Note 2)	4,573
Payable for distribution fees (Note 2)	451,108
Payable for variation margin on futures contracts (Note 1)	621,618
Payable for variation margin on centrally cleared swap contracts (Note 1)	947,698
Unrealized depreciation on OTC swap contracts (Note 1)	1,726,696
Premium received on OTC swap contracts (Note 1)	1,429,680
Unrealized depreciation on forward currency contracts (Note 1)	705,799
Written options outstanding, at value (premiums $28,151) (Note 1)	2,932
TBA sale commitments, at value (proceeds receivable $20,332,617) (Note 1)	20,307,656
Collateral on securities loaned, at value (Note 1)	8,012,325
Collateral on certain derivative contracts, at value (Notes 1 and 9)	113,131
Other accrued expenses	258,122
Total liabilities	108,402,091

Net assets	$1,124,977,379

(Continued on next page)

90 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,026,506,163
Undistributed net investment income (Note 1)	12,362,651
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	4,618,696
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	81,489,869
Total — Representing net assets applicable to capital shares outstanding	$1,124,977,379

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($490,389,413 divided by 45,432,396 shares)	$10.79
Offering price per class A share (100/94.25 of $10.79)*	$11.45
Net asset value and offering price per class B share ($19,194,630 divided by 1,792,771 shares)**	$10.71
Net asset value and offering price per class C share ($133,083,912 divided by 12,489,141 shares)**	$10.66
Net asset value and redemption price per class M share ($9,560,513 divided by 895,909 shares)	$10.67
Offering price per class M share (100/96.50 of $10.67)*	$11.06
Net asset value, offering price and redemption price per class P share
($102,482,917 divided by 9,462,531 shares)	$10.83
Net asset value, offering price and redemption price per class R share
($12,206,834 divided by 1,100,326 shares)	$11.09
Net asset value, offering price and redemption price per class R5 share
($105,147 divided by 9,707 shares)	$10.83
Net asset value, offering price and redemption price per class R6 share
($113,578,459 divided by 10,481,950 shares)	$10.84
Net asset value, offering price and redemption price per class Y share
($244,375,554 divided by 22,561,548 shares)	$10.83

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 91

Statement of operations Year ended 9/30/17

INVESTMENT INCOME
Interest (net of foreign tax of $1,292) (including interest income of $1,324,272 from investments
in affiliated issuers) (Note 5)	$19,015,478
Dividends (net of foreign tax of $246,361)	10,112,232
Securities lending (net of expenses) (Notes 1 and 5)	30,567
Total investment income	29,158,277

EXPENSES
Compensation of Manager (Note 2)	5,535,024
Investor servicing fees (Note 2)	1,421,751
Custodian fees (Note 2)	121,770
Trustee compensation and expenses (Note 2)	62,708
Distribution fees (Note 2)	2,865,940
Administrative services (Note 2)	32,215
Other	570,120
Total expenses	10,609,528
Expense reduction (Note 2)	(2,198)
Net expenses	10,607,330

Net investment income	18,550,947

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	22,229,223
Net realized gain on forward currency contracts (Note 1)	1,547,869
Net realized loss on foreign currency transactions (Note 1)	(19,962)
Net realized gain on swap contracts (Note 1)	3,233,019
Net realized loss on futures contracts (Note 1)	(11,585,933)
Net realized loss on written options (Note 1)	(266,865)
Net unrealized appreciation of securities in unaffiliated issuers, when-issued securities
and TBA sale commitments during the year	39,746,785
Net unrealized depreciation of forward currency contracts during the year	(339,361)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	6,660
Net unrealized depreciation of swap contracts during the year	(2,057,824)
Net unrealized depreciation of futures contracts during the year	(110,415)
Net unrealized appreciation of written options during the year	25,219
Net gain on investments	52,408,415

Net increase in net assets resulting from operations	$70,959,362

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/17	Year ended 9/30/16
Operations
Net investment income	$18,550,947	$12,057,778
Net realized gain on investments
and foreign currency transactions	15,137,351	8,399,687
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	37,271,064	33,502,433
Net increase in net assets resulting from operations	70,959,362	53,959,898
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,776,401)	(9,319,722)
Class B	(170,422)	(233,800)
Class C	(1,130,620)	(1,227,444)
Class M	(130,718)	(193,756)
Class P	(1,658,733)	(107,030)
Class R	(156,156)	(123,470)
Class R5	(8,702)	(16,303)
Class R6	(1,880,808)	(992,479)
Class Y	(3,773,039)	(3,750,069)
Net realized short-term gain on investments
Class A	—	(6,331,721)
Class B	—	(268,687)
Class C	—	(1,162,805)
Class M	—	(159,567)
Class R	—	(74,442)
Class R5	—	(3,230)
Class R6	—	(310,347)
Class Y	—	(1,982,280)
From net realized long-term gain on investments
Class A	(2,688,295)	(19,899,694)
Class B	(114,269)	(844,445)
Class C	(704,891)	(3,654,530)
Class M	(94,080)	(501,495)
Class P	(412,004)	—
Class R	(61,311)	(233,962)
Class R5	(3,296)	(10,152)
Class R6	(502,358)	(975,377)
Class Y	(951,385)	(6,230,021)
Increase from capital share transactions (Note 4)	57,054,205	294,061,204
Total increase in net assets	105,796,079	289,414,274

NET ASSETS
Beginning of year	1,019,181,300	729,767,026
End of year (including undistributed net investment
income of $12,362,651 and $4,179,396, respectively)	$1,124,977,379	$1,019,181,300

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 93

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
September 30, 2017	$10.32	.18	.52	.70	(.17)	(.06)	(.23)	$10.79	6.82	$490,389	1.01	1.74	327[d]
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[g]	1.44[g]	614[d]
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559[d]
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	11.14	9.45	431,523	1.03	1.83	583[d]
September 30, 2013	9.88	.20	.43	.63	(.16)	—	(.16)	10.35	6.46	384,651	1.05	1.99	305[e]
Class B
September 30, 2017	$10.23	.10	.53	.63	(.09)	(.06)	(.15)	$10.71	6.17	$19,195	1.76	.98	327[d]
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[g]	.68[g]	614[d]
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559[d]
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	11.06	8.58	23,367	1.78	1.08	583[d]
September 30, 2013	9.81	.12	.44	.56	(.09)	—	(.09)	10.28	5.72	25,472	1.80	1.24	305[e]
Class C
September 30, 2017	$10.19	.10	.52	.62	(.09)	(.06)	(.15)	$10.66	6.12	$133,084	1.76	1.00	327[d]
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[g]	.68[g]	614[d]
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559[d]
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	11.02	8.55	60,957	1.78	1.08	583[d]
September 30, 2013	9.78	.12	.44	.56	(.09)	—	(.09)	10.25	5.74	51,129	1.80	1.24	305[e]
Class M
September 30, 2017	$10.20	.12	.52	.64	(.11)	(.06)	(.17)	$10.67	6.34	$9,561	1.51	1.14	327[d]
September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	10.20	5.83	16,801	1.54[g]	.93[g]	614[d]
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559[d]
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	11.03	8.82	10,057	1.53	1.33	583[d]
September 30, 2013	9.79	.15	.43	.58	(.11)	—	(.11)	10.26	5.98	9,333	1.55	1.49	305[e]
Class P
September 30, 2017	$10.35	.23	.52	.75	(.21)	(.06)	(.27)	$10.83	7.31	$102,483.61		2.19	327[d]
September 30, 2016#	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614[d]
Class R
September 30, 2017	$10.60	.16	.53	.69	(.14)	(.06)	(.20)	$11.09	6.57	$12,207	1.26	1.52	327[d]
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[g]	1.16[g]	614[d]
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559[d]
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	11.40	9.07	5,786	1.28	1.58	583[d]
September 30, 2013	10.11	.18	.45	.63	(.14)	—	(.14)	10.60	6.26	4,461	1.30	1.74	305[e]
Class R5
September 30, 2017	$10.35	.19	.54	.73	(.19)	(.06)	(.25)	$10.83	7.17	$105.72		1.84	327[d]
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[g]	1.74[g]	614[d]
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559[d]
September 30, 2014	10.38	.24[f]	.76	1.00	(.22)	—	(.22)	11.16	9.68	316.74		2.20[f]	583[d]
September 30, 2013	9.90	.24	.44	.68	(.20)	—	(.20)	10.38	6.87	11.74		2.30	305[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
September 30, 2017	$10.35	.23	.52	.75	(.20)	(.06)	(.26)	$10.84	7.36	$113,578.65		2.16	327[d]
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[g]	1.78[g]	614[d]
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559[d]
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	11.17	9.80	3,256.67		2.21	583[d]
September 30, 2013	9.90	.23	.45	.68	(.20)	—	(.20)	10.38	6.94	2,981.67		2.20	305[e]
Class Y
September 30, 2017	$10.35	.21	.52	.73	(.19)	(.06)	(.25)	$10.83	7.14	$244,376.76		2.04	327[d]
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[g]	1.68[g]	614[d]
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559[d]
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	11.17	9.69	77,419.78		2.07	583[d]
September 30, 2013	9.90	.23	.44	.67	(.19)	—	(.19)	10.38	6.80	66,787.80		2.27	305[e]

* Not annualized.

# For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	640%

f The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 97

Notes to financial statements 9/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through September 30, 2017.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

98 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Conservative Fund 99

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a when-issued, forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

100 Dynamic Asset Allocation Conservative Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect

Dynamic Asset Allocation Conservative Fund 101

to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be

102 Dynamic Asset Allocation Conservative Fund

mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $232,468 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Dynamic Asset Allocation Conservative Fund 103

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,291,344 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,389,951 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,012,325 and the value of securities loaned amounted to $7,828,793.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, unrealized gains and losses on passive

104 Dynamic Asset Allocation Conservative Fund

foreign investment companies, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,317,907 to increase undistributed net investment income, $158 to decrease paid-in capital and $6,317,749 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$100,369,589
Unrealized depreciation	(21,235,404)
Net unrealized appreciation	79,134,185
Undistributed ordinary income	11,929,941
Undistributed long-term gain	5,937,590
Undistributed short-term gain	1,492,169
Cost for federal income tax purposes	$1,083,905,308

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.525% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Conservative Fund 105

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$766,551	Class R	18,699
Class B	31,532	Class R5	563
Class C	202,775	Class R6	49,260
Class M	18,959	Class Y	325,011
Class P	8,401	Total	$1,421,751

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,198 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $797, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

106 Dynamic Asset Allocation Conservative Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,221,360
Class B	1.00%	1.00%	201,028
Class C	1.00%	1.00%	1,293,904
Class M	1.00%	0.75%	89,903
Class R	1.00%	0.50%	59,745
Total			$2,865,940

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $131,766 and $2,037 from the sale of class A and class M shares, respectively, and received $6,485 and $5,436 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,119,960,518	$3,013,333,996
U.S. government securities (Long-term)	—	—
Total	$3,119,960,518	$3,013,333,996

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	8,586,465	$89,488,138	14,781,332	$150,234,624
Shares issued in connection with
reinvestment of distributions	954,798	9,880,273	3,389,182	34,007,269
	9,541,263	99,368,411	18,170,514	184,241,893
Shares repurchased	(14,493,201)	(150,187,107)	(12,119,028)	(123,353,047)
Net increase (decrease)	(4,951,938)	$(50,818,696)	6,051,486	$60,888,846

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	254,875	$2,613,721	554,553	$5,572,196
Shares issued in connection with
reinvestment of distributions	25,534	261,019	127,102	1,263,893
	280,409	2,874,740	681,655	6,836,089
Shares repurchased	(547,866)	(5,654,408)	(596,219)	(6,009,398)
Net increase (decrease)	(267,457)	$(2,779,668)	85,436	$826,691

Dynamic Asset Allocation Conservative Fund 107

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	3,351,968	$34,516,163	6,483,829	$64,850,207
Shares issued in connection with
reinvestment of distributions	166,248	1,694,035	562,208	5,568,485
	3,518,216	36,210,198	7,046,037	70,418,692
Shares repurchased	(3,755,408)	(38,569,410)	(1,995,340)	(20,030,105)
Net increase (decrease)	(237,192)	$(2,359,212)	5,050,697	$50,388,587

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	245,767	$2,506,211	780,494	$7,863,415
Shares issued in connection with
reinvestment of distributions	21,797	221,531	85,213	845,232
	267,564	2,727,742	865,707	8,708,647
Shares repurchased	(1,019,002)	(10,404,644)	(236,359)	(2,387,355)
Net increase (decrease)	(751,438)	$(7,676,902)	629,348	$6,321,292

			FOR THE PERIOD 8/31/16
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 9/30/17		TO 9/30/16
Class P	Shares	Amount	Shares	Amount
Shares sold	5,142,063	$53,859,429	7,091,484	$73,390,343
Shares issued in connection with
reinvestment of distributions	198,958	2,070,737	10,462	107,030
	5,341,021	55,930,166	7,101,946	73,497,373
Shares repurchased	(2,798,537)	(29,192,187)	(181,899)	(1,878,601)
Net increase	2,542,484	$26,737,979	6,920,047	$71,618,772

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount
Shares sold	369,519	$3,959,926	783,495	$8,135,199
Shares issued in connection with
reinvestment of distributions	16,956	180,326	34,158	352,258
	386,475	4,140,252	817,653	8,487,457
Shares repurchased	(327,238)	(3,526,401)	(266,428)	(2,775,147)
Net increase	59,237	$613,851	551,225	$5,712,310

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R5	Shares	Amount	Shares	Amount
Shares sold	14,461	$151,861	81,004	$795,879
Shares issued in connection with
reinvestment of distributions	1,164	11,998	2,943	29,685
	15,625	163,859	83,947	825,564
Shares repurchased	(85,938)	(899,081)	(26,475)	(272,275)
Net increase (decrease)	(70,313)	$(735,222)	57,472	$553,289

108 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	5,767,036	$59,912,281	6,282,224	$63,606,135
Shares issued in connection with
reinvestment of distributions	228,784	2,383,166	225,842	2,278,203
	5,995,820	62,295,447	6,508,066	65,884,338
Shares repurchased	(2,402,105)	(25,227,225)	(1,145,114)	(11,691,928)
Net increase	3,593,715	$37,068,222	5,362,952	$54,192,410

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	10,613,227	$110,665,497	16,528,463	$169,669,635
Shares issued in connection with
reinvestment of distributions	416,960	4,342,050	1,044,192	10,516,883
	11,030,187	115,007,547	17,572,655	180,186,518
Shares repurchased	(5,577,003)	(58,003,694)	(13,226,567)	(136,627,511)
Net increase	5,453,184	$57,003,853	4,346,088	$43,559,007

At the close of the reporting period, Putnam Investments, LLC owned 1,311 class R5 shares of the fund (13.5% of class R5 shares outstanding), valued at $14,198.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/16	cost	proceeds	income	of 9/30/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$10,479,675	$81,063,455	$83,530,805	$77,111	$8,012,325
Putnam Short Term
Investment Fund**	200,030,946	192,455,501	256,595,339	1,324,272	135,891,108
Total Short-term
investments	$210,510,621	$273,518,956	$340,126,144	$1,401,383	$143,903,433

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s

Dynamic Asset Allocation Conservative Fund 109

perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$8,900,000
Written currency options (contract amount)	$8,900,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$152,600,000
Centrally cleared interest rate swap contracts (notional)	$244,600,000
OTC total return swap contracts (notional)	$79,900,000
OTC credit default contracts (notional)	$18,900,000
Centrally cleared credit default contracts (notional)	$123,800,000
Warrants (number of warrants)	800

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,876,415*	Unrealized depreciation	$3,849,844*
Foreign exchange
contracts	Investments, Receivables	925,388	Payables	708,731
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	2,640,607*	Unrealized depreciation	3,102,885*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	762,387*	Unrealized depreciation	2,413,388*
Total		$8,204,797		$10,074,848

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

110 Dynamic Asset Allocation Conservative Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$3,300,307	$3,300,307
Foreign exchange
contracts	—	373,585	—	1,547,869	—	1,921,454
Equity contracts	1,887	—	(7,762,093)	—	1,609,650	(6,150,556)
Interest rate
contracts	—	—	(3,823,840)	—	(1,676,938)	(5,500,778)
Total	$1,887	$373,585	$(11,585,933)	$1,547,869	$3,233,019	$(6,429,573)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(278,620)	$(278,620)
Foreign exchange
contracts	—	(37,075)	—	(339,361)	—	(376,436)
Equity contracts	(1,043)	—	1,106,941	—	(1,528,702)	(422,804)
Interest rate
contracts	—	—	(1,217,356)	—	(250,502)	(1,467,858)
Total	$(1,043)	$(37,075)	$(110,415)	$(339,361)	$(2,057,824)	$(2,545,718)

Dynamic Asset Allocation Conservative Fund 111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Barclays
			Capital, Inc.		Citigroup		Goldman	HSBC Bank	JPMorgan		Merrill Lynch,	Royal Bank of	State Street
	Bank of	Barclays Bank	(clearing		Global	Credit Suisse	Sachs	USA, National	Chase Bank	JPMorgan	Pierce, Fenner	Scotland PLC	Bank and		WestPac
	America N.A.	PLC	broker)	Citibank, N.A.	Markets, Inc.	International	International	Association	N.A.	Securities LLC	& Smith, Inc.	(The)	Trust Co.	UBS AG	Banking Corp.	Total
Assets:
Centrally cleared interest
rate swap contracts§	$—	$—	$ 994,771	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 994,771
OTC Total return
swap contracts*#	—	3,725	—	301,424	—	1,072	3,497	—	—	—	—	—	—	—	—	309,718
OTC Credit
default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts —
protection purchased*#	—	—	—	—	13,218	269,959	229,171	—	—	124,599	—	—	—	—	—	636,947
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	152,489	—	—	—	—	152,489
Forward currency
contracts#	79,913	26,072	—	165,044	—	31,930	58,470	114,299	87,366	—	—	152,358	76,569	55,680	67,054	914,755
Purchased options**#	10,633	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,633
Total Assets	$90,546	$29,797	$994,771	$466,468	$13,218	$302,961	$291,138	$114,299	$87,366	$124,599	$152,489	$152,358	$76,569	$55,680	$67,054	$3,019,313
Liabilities:
Centrally cleared interest
rate swap contracts§	—	—	947,698	—	—	—	—	—	—	—	—	—	—	—	—	947,698
OTC Total return swap
contracts*#	—	1,957	—	1,196,545	—	—	1,562	—	—	4,182	—	—	—	—	—	1,204,246
OTC Credit
default contracts —
protection sold*#	16,168	—	—	—	—	477,784	530,453	—	—	904,636	—	—	—	—	—	1,929,041
OTC Credit
default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	621,618	—	—	—	—	621,618
Forward currency
contracts#	64,808	25,221	—	115,969	—	23,601	208,023	17,748	83,249	—	—	42,195	90,324	26,983	7,678	705,799
Written options#	2,932	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,932

112 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 113

			Barclays
			Capital, Inc.		Citigroup		Goldman	HSBC Bank	JPMorgan		Merrill Lynch,	Royal Bank of	State Street
	Bank of	Barclays Bank	(clearing		Global	Credit Suisse	Sachs	USA, National	Chase Bank	JPMorgan	Pierce, Fenner	Scotland PLC	Bank and		WestPac
	America N.A.	PLC	broker)	Citibank, N.A.	Markets, Inc.	International	International	Association	N.A.	Securities LLC	& Smith, Inc.	(The)	Trust Co.	UBS AG	Banking Corp.	Total
Total Liabilities	$83,908	$27,178	$947,698	$1,312,514	$—	$501,385	$740,038	$17,748	$83,249	$908,818	$621,618	$42,195	$90,324	$26,983	$7,678	$5,411,334
Total Financial and
Derivative Net Assets	$6,638	$2,619	$47,073	$(846,046)	$13,218	$(198,424)	$(448,900)	$96,551	$4,117	$(784,219)	$(469,129)	$110,163	$(13,755)	$28,697	$59,376	$(2,392,021)
Total collateral
received (pledged)†##	$—	$—	$—	$(831,363)	$—	$(198,424)	$(448,900)	$96,551	$—	$(784,219)	$—	$110,163	$—	$—	$—
Net amount	$6,638	$2,619	$47,073	$(14,683)	$13,218	$—	$—	$—	$4,117	$—	$(469,129)	$—	$(13,755)	$28,697	$59,376
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$113,131	$—	$—	$—	$—	$—	$—	$—	$113,131
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$232,468	$—	$—	$—	$232,468
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$(831,363)	$—	$(229,165)	$(473,089)	$—	$—	$(856,334)	$—	$—	$—	$—	$—	$(2,389,951)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $5,679,060 and $2,243,755, respectively.

114 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 115

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,690,412 as a capital gain dividend with respect to the taxable year ended September 30, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 24.91% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 38.23%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $10,858,254 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

116 Dynamic Asset Allocation Conservative Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dynamic Asset Allocation Conservative Fund 117

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

118 Dynamic Asset Allocation Conservative Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Conservative Fund 119

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

120 Dynamic Asset Allocation Conservative Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund 121

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

122 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
Independent Registered Public	James F. Clark
Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Compliance Officer

Dynamic Asset Allocation Conservative Fund 123

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

124 Dynamic Asset Allocation Conservative Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN060 308155 11/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$170,042	$ —	$32,438	$ —
September 30, 2016	$139,604	$ —	$30,733	$ —

For the fiscal years ended September 30, 2017 and September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $414,968 and $590,486 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2017	$ —	$382,530	$ —	$ —
September 30, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2017